UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-54
                                   -----------


                           AXP INVESTMENT SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
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                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     9/30
                         --------------
Date of reporting period:    3/31
                         --------------

AXP(R)
     Diversified
           Equity Income
                      Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  March 31, 2004

AXP Diversified Equity Income Fund seeks to provide shareholders with a high level of current income and, as a secondary goal, steady growth of capital.

(logo)                                                                  (logo)
American                                                              AMERICAN
  Express(R)                                                           EXPRESS
 Funds                                                               (R)

Table of Contents

Fund Snapshot                                            3

Questions & Answers with Portfolio Management            4

Investments in Securities                                8

Financial Statements (Portfolio)                        12

Notes to Financial Statements (Portfolio)               15

Financial Statements (Fund)                             19

Notes to Financial Statements (Fund)                    22

Proxy Voting                                            31

(Dalbar Logo)

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 SEMIANNUAL REPORT

Fund Snapshot
         AS OF MARCH 31, 2004

PORTFOLIO MANAGERS

Portfolio manager                  Since                 Years in industry
Warren Spitz                       11/00                        19
Steve Schroll                       2/04                        22
Laton Spahr                         2/04                         5

FUND OBJECTIVE

For investors primarily seeking a high level of current income and, secondarily, steady growth of capital.

Inception dates
A: 10/15/90       B: 3/20/95        C: 6/26/00       Y: 3/20/95

Ticker symbols
A: INDZX          B: IDEBX          C: ADECX         Y: IDQYX

Total net assets                                         $3.164 billion

Number of holdings                                                  125

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

        STYLE
VALUE   BLEND   GROWTH
  X                   LARGE
  X                   MEDIUM  SIZE
  X                   SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Industrials 24.3%
Financials 22.1%
Energy 16.5%
Telecommunications 8.5%
Materials 7.6%
Consumer discretionary 6.3%
Health care 4.3%
Short-term securities 3.6%
Consumer staples 3.5%
Technology 2.2%
Utilities 1.1%

TOP TEN HOLDINGS

Percentage of portfolio assets

Caterpillar (Machinery)                                             3.5%
PacifiCare Health Systems (Health care services)                    3.3
XL Capital Cl A (Insurance)                                         2.5
Citigroup (Finance companies)                                       1.9
Ingersoll-Rand Cl A (Machinery)                                     1.8
BP ADR (Energy)                                                     1.7
SBC Communications (Utilities -- telephone)                         1.7
BellSouth (Utilities -- telephone)                                  1.7
ChevronTexaco (Energy)                                              1.6
ACE (Insurance)                                                     1.6

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

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3 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers
         WITH PORTFOLIO MANAGEMENT

Below, Portfolio Managers Warren Spitz, as well as Steve Schroll and Laton Spahr who joined the portfolio management team in February 2004, discuss the Fund's positioning and results for the first half of fiscal year 2004.

Q: How did AXP Diversified Equity Income Fund perform for the semiannual period ended March 31, 2004?

A: AXP Diversified Equity Income Fund's Class A shares gained 20.92% (excluding sales charge) for the six months ended March 31, 2004. The Fund outpaced the 17.65% advance of the Russell 1000(R) Value Index and the 15.34% gain of the Lipper Equity Income Funds Index, representing the Fund's peer group for the same period.

Q:   What factors most significantly affected performance?

A: Value stocks outpaced growth stocks during the semiannual period. The portfolio benefited from strong stock selection in the majority of the sectors in the Russell 1000 Value Index. Our stock selection was particularly strong in health care. Health care has been one of the weaker sectors in the Russell 1000 Value Index in recent months, but PacifiCare Health Systems, one of the Fund's 10 largest holdings during the period, performed particularly well, giving a strong boost to semiannual returns. Exposure to small- and mid-cap stocks

(bar graph)
                             PERFORMANCE COMPARISON
                 For the six-month period ended March 31, 2004

25%
20%             (bar 1)         (bar 2)         (bar 3)
15%             +20.92%         +17.65%         +15.34%
10%
 5%
 0%

(bar 1) AXP Diversified Equity Income Fund Class A (excluding sales charge) (bar 2) Russell 3000(R) Value Index(1) (unmanaged)
(bar 3) Lipper Equity Income Funds Index(2)

(1) Russell 1000(R) Value Index, an unmanaged index, measures the performance of those Russell 1000 companies with lower price- to-book ratios and lower forecasted growth values.

(2) The Lipper Equity Income Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote) > The portfolio benefited from strong stock selection in the majority of the sectors in the Russell 1000 Value Index. (end callout quote)

    also helped the Fund's performance significantly, as these equity market sectors outperformed their large-cap counterparts during the period. The Fund also benefited from its lower-than-index position in the underperforming utilities sector.

    On the other hand, stock selection in the technology sector detracted from Fund results for the semiannual period. Disappointments included computer services leader Electronic Data Systems and computer software giant Microsoft.

AVERAGE ANNUAL TOTAL RETURNS
                                Class A                   Class B                   Class C                    Class Y
(Inception dates)             (10/15/90)                 (3/20/95)                 (6/26/00)                  (3/20/95)

                         NAV(1)       POP(2)       NAV(1)    After CDSC(3)    NAV(1)    After CDSC(4)   NAV(5)       POP(5)
as of March 31, 2004
6 months*               +20.92%      +13.96%       +20.41%      +16.41%      +20.58%      +19.58%      +21.13%      +21.13%
1 year                  +55.42%      +46.49%       +54.33%      +50.33%      +54.39%      +54.39%      +55.82%      +55.82%
5 years                  +5.22%       +3.98%        +4.40%       +4.23%         N/A          N/A        +5.41%       +5.41%
10 years                 +9.87%       +9.22%          N/A          N/A          N/A          N/A          N/A          N/A
Since inception            N/A          N/A         +9.93%       +9.93%       +5.65%       +5.65%      +10.95%      +10.95%

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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5 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

Q:  What changes did you make to the portfolio?

A: During the semiannual period, we added to the energy and telecommunications sectors, bringing both to modestly larger-than-index portfolio positions. In energy, we focused on the oil services industry. The energy sector has paralleled improvements in other commodities stocks, including precious metals. Prices hit new peaks during the period, and supply/demand dynamics supported strong stock performance. The telecommunications industry suffered during much of 2003 amid restructuring, increased competition and regulatory issues. However, these stocks began to improve during the fourth quarter of 2003, and we believe these companies could see increased free cash flow should U.S. economic growth continue.

    We also added to the Fund's position in financials, with a focus on insurance companies. Insurance stocks, especially those in the property and casualty area, are attractively valued currently and have better earnings growth prospects, in our view, than banks or the equity market in general. We took profits in credit card companies Capital One and MBNA, after each had advanced.

    We reduced the portfolio's positioning in some airline stocks that had done well earlier in 2003. Some airlines appeared to approach fair value, especially given continued uncertainty with respect to energy prices.

    During the semiannual period, we also sold some stocks and reduced other positions in the consumer discretionary sector, particularly in the home furnishings and appliances retail area. At the end of the period, the Fund continued to have larger-than-index positions in materials and energy. The portfolio had a low turnover rate of just 8% for the semiannual period.

Q: Do you believe 2003 federal tax legislation will increase the attractiveness of dividend-paying stocks in 2004?

A: This past summer's federal tax legislation provides favorable income tax treatment to qualified dividend income from equity securities. The federal tax rate for certain dividend income was lowered to 15% in 2003 (5% for taxpayers in the lowest two brackets, 0% in 2008). We believe these tax law changes will engender greater interest in these dividend-paying stocks, as investors use both the dividend factor and the effectively higher after-tax yields on these equities as key criteria in choosing stocks.

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6 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 SEMIANNUAL REPORT

Questions & Answers

    In addition, stocks that pay dividends historically outperform those that do not over time. This was even true for the three years ended Dec. 31, 2002, as their income generation provided some significant downside cushion during the bear market. Investors in dividend-paying stocks continued to get paid while waiting for the turnaround in share prices that came in 2003. Also, historically, dividend income has provided more than 40% of total return from equities. Investors with longer time horizons now have the potential to maximize the benefits of compounding of qualified dividend income.

Q:  How do you intend to manage the Fund in the coming months?

A: We believe the U.S. economy should continue to be rather robust, driven in large part by the industrial portion of the economy. In our view, the commodity price strength we have seen of late suggests not only ongoing economic growth but a synchronized global economic recovery. Given this view, we are particularly optimistic about four areas of the equity market -- producer durables, telecommunications services, energy, and select financials -- and we intend to maintain larger-than-index positions in the portfolio.

    Within producer durables, companies that produce commodities and companies that service the commodities have strong earnings growth potential. Telecommunications services performed poorly in 2003, but these companies tend to generate good cash flow and remain among the least expensive stocks in the equity market on a price-to-free cash flow basis. With oil and gasoline prices likely to remain high, we believe energy stocks also have the potential to see strong performance. In fact, we think energy stocks have the potential to be as strong as precious metals stocks were in 2003, as the market dynamics of oil and gold are similar. Property and casualty insurance companies have experienced strong earnings growth recently and yet their stock prices have not kept pace. We believe in the months ahead these insurance stocks may do well. As always, we will continue to emphasize stocks with attractive valuations and will invest in equities across the market capitalization sectors.

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7 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 SEMIANNUAL REPORT

Investments in Securities

Equity Income Portfolio

March 31, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (97.9%)
Issuer                                                Shares            Value(a)

Aerospace & defense (3.7%)
Goodrich                                           1,362,850         $38,255,200
Honeywell Intl                                     1,025,000          34,696,250
Rockwell Automation                                  430,000          14,908,100
United Technologies                                  325,400          28,082,020
Total                                                                115,941,570

Airlines (1.0%)
AMR                                                2,034,600(b)       25,900,458
Northwest Airlines Cl A                              597,700(b)        6,042,747
Total                                                                 31,943,205

Automotive & related (1.7%)
Eaton                                                448,000          25,173,120
General Motors                                       622,100          29,300,910
Total                                                                 54,474,030

Banks and savings & loans (1.6%)
Bank of America                                      208,100          16,851,938
FleetBoston Financial                                280,000          12,572,000
Washington Mutual                                    515,000          21,995,650
Total                                                                 51,419,588

Beverages & tobacco (1.6%)
Altria Group                                         911,600          49,636,620

Broker dealers (2.5%)
J.P. Morgan Chase                                    321,700          13,495,315
Lehman Brothers Holdings                             140,500          11,643,235
Merrill Lynch & Co                                   453,900          27,034,284
Morgan Stanley                                       473,000          27,102,900
Total                                                                 79,275,734

Building materials & construction (1.3%)
Cemex ADR                                            663,133(c)       19,774,626
Fluor                                                530,000          20,505,700
Total                                                                 40,280,326

Chemicals (2.9%)
Air Products & Chemicals                             123,700           6,199,844
Compass Minerals Intl                                624,700          10,238,833
Dow Chemical                                         855,000          34,439,400
du Pont (EI) de Nemours                              684,000          28,878,480
Eastman Chemical                                     143,100           6,107,508
Imperial Chemical Inds ADR                           381,100(c)        6,391,047
Total                                                                 92,255,112

Computer hardware (0.5%)
Hewlett-Packard                                      744,000          16,992,960

Computer software & services (1.2%)
Electronic Data Systems                            1,215,000          23,510,250
Microsoft                                            586,500          14,644,905
Total                                                                 38,155,155

Energy (12.3%)
BP ADR                                             1,109,600(c)       56,811,519
Burlington Resources                                  96,650           6,149,840
ChevronTexaco                                        593,000          52,053,540
ConocoPhillips                                       304,800          21,278,088
Exxon Mobil                                        1,185,000          49,284,150
Kerr-McGee                                           693,000          35,689,500
Marathon Oil                                       1,121,600          37,764,272
Petroleo Brasileiro ADR                            1,268,000(c)       42,478,000
Repsol ADR                                           740,000(c)       15,399,400
Total ADR                                            496,000(c)       45,632,000
Unocal                                               653,400          24,358,752
Total                                                                386,899,061

Energy equipment & services (4.8%)
Baker Hughes                                         785,000          28,636,800
Halliburton                                          982,100          29,846,019
McDermott Intl                                     2,475,000(b)       20,765,250
Schlumberger                                         566,200          36,151,870
Tidewater                                          1,286,600          36,192,058
Total                                                                151,591,997

Engineering & construction (1.2%)
Hanson ADR                                           955,300(c)       37,017,875

See accompanying notes to investments in securities.

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8 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 SEMIANNUAL REPORT

Issuer                                                Shares            Value(a)

Environmental services (0.8%)
Waste Management                                     850,700         $25,674,126

Finance companies (2.0%)
Citigroup                                          1,230,000          63,591,000

Financial services (1.7%)
Capital One Financial                                300,000          22,629,000
Fannie Mae                                           203,000          15,093,050
MBNA                                                 610,000          16,854,300
Total                                                                 54,576,350

Food (0.7%)
Archer-Daniels-Midland                             1,390,000          23,449,300

Furniture & appliances (1.7%)
Stanley Works                                        375,000          16,005,000
Whirlpool                                            529,600          36,473,552
Total                                                                 52,478,552

Health care products (0.4%)
Schering-Plough                                      683,100          11,079,882

Health care services (4.1%)
PacifiCare Health Systems                          2,765,100(b)      109,359,705
Tenet Healthcare                                   1,728,500(b)       19,290,060
Total                                                                128,649,765

Household products (0.4%)
Clorox                                               244,100          11,938,931

Industrial transportation (1.5%)
Burlington Northern Santa Fe                       1,550,000          48,825,000

Insurance (12.8%)
ACE                                                1,212,000(c)       51,703,920
CIGNA                                                172,100          10,157,342
Hartford Financial Services Group                    217,200          13,835,640
Jefferson-Pilot                                      460,300          25,321,103
Lincoln Natl                                         460,300          21,781,396
Loews                                                653,000          38,566,180
SAFECO                                               866,700          37,415,439
St. Paul Companies                                 1,002,900          40,126,029
Torchmark                                            455,000          24,474,450
Travelers Property Casualty Cl A                   2,686,941          46,081,038
UnumProvident                                        881,200          12,891,956
XL Capital Cl A                                    1,058,900(c)       80,518,755
Total                                                                402,873,248

Leisure time & entertainment (1.8%)
Blockbuster Cl A                                     690,700          12,087,250
Royal Caribbean Cruises                            1,034,200          45,608,220
Total                                                                 57,695,470

Machinery (7.5%)
Caterpillar                                        1,440,700         113,916,149
Ingersoll-Rand Cl A                                  886,000(c)       59,937,900
Parker-Hannifin                                      611,500          34,549,750
Tomkins ADR                                        1,386,000(c)       27,221,040
Total                                                                235,624,839

Media (0.9%)
Donnelley (RR) & Sons                                962,600          29,118,650

Metals (0.9%)
Alcoa                                                850,700          29,510,783

Multi-industry (8.7%)
Cooper Inds Cl A                                     295,000          16,868,100
Crane                                                825,000          27,225,000
Diebold                                              355,000          17,082,600
Dover                                                506,100          19,621,497
Eastman Kodak                                        379,400           9,928,898
Martin Marietta Materials                            267,300          12,338,568
Monsanto                                             953,200          34,953,844
Pentair                                              400,700          23,641,300
Pitney Bowes                                         480,000          20,452,800
Textron                                              905,000          48,100,750
YORK Intl                                          1,152,500          45,304,775
Total                                                                275,518,132

Paper & packaging (2.7%)
Abitibi-Consolidated                               2,079,000(c)       14,740,110
Intl Paper                                         1,055,000          44,584,300
MeadWestvaco                                         355,000          10,042,950
Weyerhaeuser                                         243,900          15,975,450
Total                                                                 85,342,810

Real estate investment trust (1.9%)
Crescent Real Estate Equities                      2,698,200          48,486,654
Starwood Hotels & Resorts Worldwide                  293,500          11,886,750
Total                                                                 60,373,404

Retail -- general (0.4%)
Penney (JC)                                          363,000          12,625,140

Retail -- grocery (0.9%)
Albertson's                                          697,800          15,456,270
SUPERVALU                                            447,900          13,678,866
Total                                                                 29,135,136

See accompanying notes to investments in securities.

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9 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 SEMIANNUAL REPORT

Issuer                                                Shares            Value(a)

Utilities -- electric (0.8%)
Dominion Resources                                   186,100         $11,966,230
Duke Energy                                          565,000          12,769,000
Total                                                                 24,735,230

Utilities -- natural gas (0.3%)
El Paso                                            1,120,300           7,965,333

Utilities -- telephone (8.8%)
AT&T                                               1,522,700          29,799,239
BellSouth                                          1,975,100          54,690,519
BT Group                                           9,233,400          30,162,871
SBC Communications                                 2,282,700          56,017,458
Sprint (FON Group)                                 1,332,800          24,563,504
Telefonos de Mexico ADR Cl L                       1,080,000(c)       37,702,800
Verizon Communications                             1,234,200          45,097,668
Total                                                                278,034,059

Total common stocks
(Cost: $2,578,956,722)                                            $3,094,698,373

Preferred stocks (1.7%)
Issuer                                                Shares            Value(a)

CNF Trust I
     5.00% Cm Cv Series A                            500,000         $25,125,000
UnumProvident
     8.25% Cv                                        400,000          12,542,000
Xerox
     6.25% Cv                                         40,150           5,380,100
     7.50% Cv                                        130,700(d)       10,864,438

Total preferred stocks
(Cost: $45,017,874)                                                  $53,911,538

Bond (0.1%)
Issuer                        Coupon               Principal            Value(a)
                                rate                  amount
Calpine
     Sr Nts
         02-15-11              8.50%              $6,000,000          $4,410,000

Total bond
(Cost: $5,002,544)                                                    $4,410,000

Short-term securities (3.8%)
Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agencies (2.2%)
Federal Home Loan Bank Disc Nt
         04-23-04              1.00%              $8,600,000          $8,594,812
Federal Home Loan Mtge Corp Disc Nts
         04-20-04               1.00               2,100,000           2,098,876
         05-04-04               1.02               5,000,000           4,995,402
         05-11-04               1.01              19,000,000          18,979,145
Federal Natl Mtge Assn Disc Nts
         04-14-04               1.00               8,800,000           8,796,833
         05-12-04               1.02              14,900,000          14,883,801
         05-19-04               1.00               6,400,000           6,391,882
         06-09-04               0.99                 900,000             898,275
         06-09-04               1.00               4,500,000           4,491,374
Total                                                                $70,130,400

Commercial paper (1.5%)
Beta Finance
         04-26-04              1.05%             $10,000,000(e)       $9,992,755
HBOS Treasury Services
         05-07-04               1.06              15,000,000          14,983,861
UBS Finance (Delaware) LLC
         04-01-04               1.07               8,600,000           8,599,744
Variable Funding Capital
         04-01-04               1.07              15,200,000(e)       15,199,548
Total                                                                $48,775,908

Total short-term securities
(Cost: $118,905,207)                                                $118,906,308

Total investments in securities
(Cost: $2,747,882,347)(f)                                         $3,271,926,219

See accompanying notes to investments in securities.

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10 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2004, the value of foreign securities represented 15.7% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2004, the value of these securities amounted to $10,864,438 or 0.3% of net assets.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2004, the value of these securities amounted to $25,192,303 or 0.8% of net assets.

(f) At March 31, 2004, the cost of securities for federal income tax purposes was approximately $2,747,882,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $588,542,000
     Unrealized depreciation                                       (64,498,000)
                                                                   -----------
     Net unrealized appreciation                                  $524,044,000
                                                                  ------------

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11 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Equity Income Portfolio

March 31, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $2,747,882,347)                                                                  $3,271,926,219
Dividends and accrued interest receivable                                                                 4,081,584
Receivable for investment securities sold                                                                10,162,408
                                                                                                         ----------
Total assets                                                                                          3,286,170,211
                                                                                                      -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                           352,823
Payable for investment securities purchased                                                              15,689,136
Payable upon return of securities loaned (Note 4)                                                       107,817,980
Accrued investment management services fee                                                                   41,479
Other accrued expenses                                                                                       47,659
                                                                                                             ------
Total liabilities                                                                                       123,949,077
                                                                                                        -----------
Net assets                                                                                           $3,162,221,134
                                                                                                     ==============
* Including securities on loan, at value (Note 4)                                                    $  104,053,096
                                                                                                     --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 SEMIANNUAL REPORT

Statement of operations
Equity Income Portfolio

Six months ended March 31, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                              $ 33,925,973
Interest                                                                                                    538,901
Fee income from securities lending (Note 4)                                                                 127,820
   Less foreign taxes withheld                                                                             (254,365)
                                                                                                           --------
Total income                                                                                             34,338,329
                                                                                                         ----------
Expenses (Note 2):
Investment management services fee                                                                        8,038,736
Compensation of board members                                                                                 7,833
Custodian fees                                                                                               88,853
Audit fees                                                                                                   13,500
Other                                                                                                        18,749
                                                                                                             ------
Total expenses                                                                                            8,167,671
   Earnings credits on cash balances (Note 2)                                                                  (170)
                                                                                                               ----
Total net expenses                                                                                        8,167,501
                                                                                                          ---------
Investment income (loss) -- net                                                                          26,170,828
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                        53,792,068
   Foreign currency transactions                                                                              7,562
                                                                                                              -----
Net realized gain (loss) on investments                                                                  53,799,630
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   420,049,120
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                   473,848,750
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $500,019,578
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 SEMIANNUAL REPORT

Statements of changes in net assets
Equity Income Portfolio
                                                                                March 31, 2004        Sept. 30, 2003
                                                                             Six months ended            Year ended
                                                                                 (Unaudited)
Operations
Investment income (loss) -- net                                                $   26,170,828        $   49,173,561
Net realized gain (loss) on investments                                            53,799,630           (79,473,524)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             420,049,120           581,518,101
                                                                                  -----------           -----------
Net increase (decrease) in net assets resulting from operations                   500,019,578           551,218,138
                                                                                  -----------           -----------
Proceeds from contributions                                                       432,032,710            82,160,645
Fair value of withdrawals                                                          (7,517,000)         (206,307,331)
                                                                                   ----------          ------------
Net contributions (withdrawals) from partners                                     424,515,710          (124,146,686)
                                                                                  -----------          ------------
Total increase (decrease) in net assets                                           924,535,288           427,071,452
Net assets at beginning of period                                               2,237,685,846         1,810,614,394
                                                                                -------------         -------------
Net assets at end of period                                                    $3,162,221,134        $2,237,685,846
                                                                               ==============        ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 SEMIANNUAL REPORT

Notes to Financial Statements

Equity Income Portfolio

(Unaudited as to March 31, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Equity Income Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Equity Income Portfolio invests primarily in dividend-paying common and preferred stocks. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Portfolio and board of trustees if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------
15 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 SEMIANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

--------------------------------------------------------------------------------
16 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 SEMIANNUAL REPORT

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market-discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.4% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Diversified Equity Income Fund to the Lipper Equity Income Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $1,270,948 for the six months ended March 31, 2004.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the six months ended March 31, 2004, the Portfolio's custodian fees were reduced by $170 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $696,082,619 and $225,555,659, respectively, for the six months ended March 31, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $54,893 for the six months ended March 31, 2004.

--------------------------------------------------------------------------------
17 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 SEMIANNUAL REPORT

4. LENDING OF PORTFOLIO SECURITIES

As of March 31, 2004, securities valued at $104,053,096 were on loan to brokers. For collateral, the Portfolio received $107,817,980 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investment in securities." Income from securities lending amounted to $127,820 for the six months ended March 31, 2004. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Sept. 30,                                            2004(e)      2003       2002       2001       2000
Ratio of expenses to average daily net assets(a)                         .29%(c)      .49%       .53%       .49%       .50%
Ratio of net investment income (loss) to average daily net assets        .94%(c)     2.49%      2.05%      1.82%      1.84%
Portfolio turnover rate (excluding short-term securities)                  8%          38%        40%       105%        52%
Total return(b)                                                        21.28%(d)    32.76%    (17.44%)    (6.61%)     6.13%

Notes to financial highlights

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

(c)  Adjusted to an annual basis.

(d)  Not annualized.

(e)  Six months ended March 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
18 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Diversified Equity Income Fund

March 31, 2004 (Unaudited)
Assets
Investment in Portfolio (Note 1)                                                                     $3,162,096,390
Capital shares receivable                                                                                 2,163,636
                                                                                                          ---------
Total assets                                                                                          3,164,260,026
                                                                                                      -------------
Liabilities
Capital shares payable                                                                                      322,086
Accrued distribution fee                                                                                     40,083
Accrued service fee                                                                                             165
Accrued transfer agency fee                                                                                  14,645
Accrued administrative services fee                                                                           2,611
Other accrued expenses                                                                                      128,145
                                                                                                            -------
Total liabilities                                                                                           507,735
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                   $3,163,752,291
                                                                                                     ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    3,237,274
Additional paid-in capital                                                                            2,777,147,009
Undistributed net investment income                                                                       7,764,470
Accumulated net realized gain (loss) (Note 5)                                                          (148,416,776)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   524,020,314
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                             $3,163,752,291
                                                                                                     ==============
Net assets applicable to outstanding shares:                Class A                                  $2,172,506,789
                                                            Class B                                  $  895,240,922
                                                            Class C                                  $   33,882,547
                                                            Class I                                  $    1,739,967
                                                            Class Y                                  $   60,382,066
Net asset value per share of outstanding capital stock:     Class A shares        222,114,311        $         9.78
                                                            Class B shares         91,788,395        $         9.75
                                                            Class C shares          3,476,916        $         9.75
                                                            Class I shares            177,729        $         9.79
                                                            Class Y shares          6,170,098        $         9.79
                                                                                    ---------        --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 SEMIANNUAL REPORT

Statement of operations
AXP Diversified Equity Income Fund

Six months ended March 31, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                              $ 33,924,538
Interest                                                                                                    542,050
Fee income from securities lending                                                                          127,815
   Less foreign taxes withheld                                                                             (254,355)
                                                                                                           --------
Total income                                                                                             34,340,048
                                                                                                         ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                         8,167,156
Distribution fee
   Class A                                                                                                2,387,813
   Class B                                                                                                3,946,628
   Class C                                                                                                  138,222
Transfer agency fee                                                                                       2,214,004
Incremental transfer agency fee
   Class A                                                                                                  145,817
   Class B                                                                                                  113,259
   Class C                                                                                                    4,167
Service fee -- Class Y                                                                                       28,983
Administrative services fees and expenses                                                                   443,736
Compensation of board members                                                                                 5,933
Printing and postage                                                                                        200,690
Registration fees                                                                                            90,518
Audit fees                                                                                                    4,500
Other                                                                                                        20,838
                                                                                                             ------
Total expenses                                                                                           17,912,264
   Earnings credits on cash balances (Note 2)                                                               (10,290)
                                                                                                            -------
Total net expenses                                                                                       17,901,974
                                                                                                         ----------
Investment income (loss) -- net                                                                          16,438,074
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                 53,789,672
   Foreign currency transactions                                                                              7,560
                                                                                                              -----
Net realized gain (loss) on investments                                                                  53,797,232
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   420,030,746
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                   473,827,978
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $490,266,052
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Diversified Equity Income Fund
                                                                               March 31, 2004        Sept. 30, 2003
                                                                              Six months ended          Year ended
                                                                                 (Unaudited)

Operations and distributions
Investment income (loss) -- net                                                $   16,438,074        $   33,952,866
Net realized gain (loss) on investments                                            53,797,232           (79,471,567)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             420,030,746           581,492,955
                                                                                  -----------           -----------
Net increase (decrease) in net assets resulting from operations                   490,266,052           535,974,254
                                                                                  -----------           -----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                      (12,820,991)          (22,420,996)
     Class B                                                                       (2,314,627)           (5,348,267)
     Class C                                                                          (92,016)             (143,215)
     Class I                                                                           (4,668)                   --
     Class Y                                                                         (416,515)             (764,009)
                                                                                     --------              --------
Total distributions                                                               (15,648,817)          (28,676,487)
                                                                                  -----------           -----------

Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                        431,200,705           241,384,088
   Class B shares                                                                 185,578,001           118,123,435
   Class C shares                                                                  12,050,000             7,726,661
   Class I shares                                                                   1,713,361                    --
   Class Y shares                                                                   7,754,110            24,648,444
Reinvestment of distributions at net asset value
   Class A shares                                                                  12,340,746            21,541,631
   Class B shares                                                                   2,265,041             5,238,465
   Class C shares                                                                      89,131               140,289
   Class I shares                                                                       4,624                    --
   Class Y shares                                                                     230,952               423,220
Payments for redemptions
   Class A shares                                                                (136,102,021)         (311,169,115)
   Class B shares (Note 2)                                                        (56,277,256)         (171,551,253)
   Class C shares (Note 2)                                                         (2,379,642)           (4,033,858)
   Class I shares                                                                         (93)                   --
   Class Y shares                                                                  (7,834,210)          (11,439,279)
                                                                                   ----------           -----------
Increase (decrease) in net assets from capital share transactions                 450,633,449           (78,967,272)
                                                                                  -----------           -----------
Total increase (decrease) in net assets                                           925,250,684           428,330,495
Net assets at beginning of period                                               2,238,501,607         1,810,171,112
                                                                                -------------         -------------
Net assets at end of period                                                    $3,163,752,291        $2,238,501,607
                                                                               ==============        ==============
Undistributed net investment income                                            $    7,764,470        $    6,975,213
                                                                               --------------        --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Diversified Equity Income Fund

(Unaudited as to March 31, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of March 31, 2004, AEFC and its affiliates owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Equity Income Portfolio

The Fund invests all of its assets in Equity Income Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in dividend-paying common and preferred stocks.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of March 31, 2004 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

--------------------------------------------------------------------------------
22 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 SEMIANNUAL REPORT

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
23 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 SEMIANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $5,509,438 for Class A, $263,085 for Class B and $2,458 for Class C for the six months ended March 31, 2004.

During the six months ended March 31, 2004, the Fund's transfer agency fees were reduced by $10,290 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
24 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 SEMIANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                                 Six months ended March 31, 2004
                                              Class A         Class B        Class C       Class I*         Class Y
Sold                                       46,267,548      20,033,637      1,302,112        177,250         835,956
Issued for reinvested distributions         1,311,378         240,992          9,492            488          24,521
Redeemed                                  (14,638,186)     (6,029,842)      (254,245)            (9)       (838,713)
                                          -----------      ----------       --------             --        --------
Net increase (decrease)                    32,940,740      14,244,787      1,057,359        177,729          21,764
                                           ----------      ----------      ---------        -------          ------

* Inception date was March 4, 2004.

                                                                    Year ended Sept. 30, 2003
                                              Class A         Class B        Class C        Class I         Class Y
Sold                                       32,342,052      16,189,777      1,054,238            N/A       3,532,733
Issued for reinvested distributions         2,907,208         715,371         19,025            N/A          56,969
Redeemed                                  (44,645,918)    (24,071,641)      (573,268)           N/A      (1,551,163)
                                          -----------     -----------       --------         ------      ----------
Net increase (decrease)                    (9,396,658)     (7,166,493)       499,995            N/A       2,038,539
                                           ----------      ----------        -------         ------       ---------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended March 31, 2004.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $167,450,451 as of Sept. 30, 2003, that will expire in 2010 through 2011, if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
25 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 SEMIANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                           2004(h)      2003       2002       2001       2000
Net asset value, beginning of period                                   $8.14        $6.26     $ 8.18      $8.96      $9.40
Income from investment operations:
Net investment income (loss)                                             .06          .14        .13        .12        .13
Net gains (losses) (both realized and unrealized)                       1.64         1.86      (1.45)      (.75)       .39
Total from investment operations                                        1.70         2.00      (1.32)      (.63)       .52
Less distributions:
Dividends from net investment income                                    (.06)        (.12)      (.12)      (.12)      (.13)
Excess distributions from net investment income                           --           --         --       (.01)        --
Distributions from realized gains                                         --           --       (.48)      (.02)      (.83)
Total distributions                                                     (.06)        (.12)      (.60)      (.15)      (.96)
Net asset value, end of period                                         $9.78        $8.14     $ 6.26      $8.18      $8.96

Ratios/supplemental data
Net assets, end of period (in millions)                               $2,173       $1,539     $1,243     $1,489     $1,631
Ratio of expenses to average daily net assets(d)                       1.06%(e)     1.04%      1.02%       .95%       .93%
Ratio of net investment income (loss) to average daily net assets      1.40%(e)     1.94%      1.55%      1.38%      1.43%
Portfolio turnover rate (excluding short-term securities)                 8%          38%        40%       105%        52%
Total return(f)                                                       20.92%(g)    32.17%    (17.87%)    (7.03%)     5.66%

See accompanying notes to financial highlights on page 30.

--------------------------------------------------------------------------------
26 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                           2004(h)      2003       2002       2001       2000
Net asset value, beginning of period                                   $8.12        $6.25     $ 8.17      $8.94      $9.40
Income from investment operations:
Net investment income (loss)                                             .03          .08        .06        .06        .08
Net gains (losses) (both realized and unrealized)                       1.63         1.86      (1.44)      (.74)       .37
Total from investment operations                                        1.66         1.94      (1.38)      (.68)       .45
Less distributions:
Dividends from net investment income                                    (.03)        (.07)      (.06)      (.06)      (.08)
Excess distributions from net investment income                           --           --         --       (.01)        --
Distributions from realized gains                                         --           --       (.48)      (.02)      (.83)
Total distributions                                                     (.03)        (.07)      (.54)      (.09)      (.91)
Net asset value, end of period                                         $9.75        $8.12     $ 6.25      $8.17      $8.94

Ratios/supplemental data
Net assets, end of period (in millions)                                 $895         $629       $529       $558       $547
Ratio of expenses to average daily net assets(d)                       1.83%(e)     1.81%      1.79%      1.71%      1.69%
Ratio of net investment income (loss) to average daily net assets       .64%(e)     1.18%       .79%       .62%       .67%
Portfolio turnover rate (excluding short-term securities)                 8%          38%        40%       105%        52%
Total return(f)                                                       20.41%(g)    31.10%    (18.50%)    (7.70%)     4.85%

See accompanying notes to financial highlights on page 30.

--------------------------------------------------------------------------------
27 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 SEMIANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                           2004(h)      2003       2002       2001       2000(b)
Net asset value, beginning of period                                   $8.11        $6.25     $ 8.17      $8.94      $8.66
Income from investment operations:
Net investment income (loss)                                             .02          .08        .07        .06        .02
Net gains (losses) (both realized and unrealized)                       1.65         1.85      (1.45)      (.74)       .28
Total from investment operations                                        1.67         1.93      (1.38)      (.68)       .30
Less distributions:
Dividends from net investment income                                    (.03)        (.07)      (.06)      (.06)      (.02)
Excess distributions from net investment income                           --           --         --       (.01)        --
Distributions from realized gains                                         --           --       (.48)      (.02)        --
Total distributions                                                     (.03)        (.07)      (.54)      (.09)      (.02)
Net asset value, end of period                                         $9.75        $8.11     $ 6.25      $8.17      $8.94

Ratios/supplemental data
Net assets, end of period (in millions)                                  $34          $20        $12         $5        $--
Ratio of expenses to average daily net assets(d)                       1.82%(e)     1.83%      1.82%      1.71%      1.69%(e)
Ratio of net investment income (loss) to average daily net assets       .64%(e)     1.15%       .83%       .73%       .45%(e)
Portfolio turnover rate (excluding short-term securities)                 8%          38%        40%       105%        52%
Total return(f)                                                       20.58%(g)    30.96%    (18.48%)    (7.67%)     3.47%(g)

See accompanying notes to financial highlights on page 30.

--------------------------------------------------------------------------------
28 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                           2004(c)
Net asset value, beginning of period                                  $10.03
Income from investment operations:
Net investment income (loss)                                             .08
Net gains (losses) (both realized and unrealized)                       (.28)
Total from investment operations                                        (.20)
Less distributions:
Dividends from net investment income                                    (.04)
Net asset value, end of period                                        $ 9.79
Ratios/supplemental data

Net assets, end of period (in millions)                                   $2
Ratio of expenses to average daily net assets(d)                        .66%(e)
Ratio of net investment income (loss) to average daily net assets      1.12%(e)
Portfolio turnover rate (excluding short-term securities)                 8%
Total return(f)                                                       (1.95%)(g)

See accompanying notes to financial highlights on page 30.

--------------------------------------------------------------------------------
29 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                           2004(h)      2003       2002       2001       2000
Net asset value, beginning of period                                   $8.14        $6.26     $ 8.18      $8.96      $9.40
Income from investment operations:
Net investment income (loss)                                             .07          .15        .14        .14        .14
Net gains (losses) (both realized and unrealized)                       1.65         1.86      (1.45)      (.75)       .39
Total from investment operations                                        1.72         2.01      (1.31)      (.61)       .53
Less distributions:
Dividends from net investment income                                    (.07)        (.13)      (.13)      (.14)      (.14)
Excess distributions from net investment income                           --           --         --       (.01)        --
Distributions from realized gains                                         --           --       (.48)      (.02)      (.83)
Total distributions                                                     (.07)        (.13)      (.61)      (.17)      (.97)
Net asset value, end of period                                         $9.79        $8.14     $ 6.26      $8.18      $8.96

Ratios/supplemental data
Net assets, end of period (in millions)                                  $60          $50        $26        $22        $21
Ratio of expenses to average daily net assets(d)                        .90%(e)      .87%       .86%       .78%       .76%
Ratio of net investment income (loss) to average daily net assets      1.57%(e)     2.11%      1.74%      1.56%      1.58%
Portfolio turnover rate (excluding short-term securities)                 8%          38%        40%       105%        52%
Total return(f)                                                       21.13%(g)    32.39%    (17.75%)    (6.82%)     5.79%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c)  Inception date was March 4, 2004.

(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

(h)  Six months ended March 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
30 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
31 -- AXP DIVERSIFIED EQUITY INCOME FUND -- 2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
Mid Cap
Value
Fund

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  March 31, 2004

AXP Mid Cap Value Fund seeks to provide long-term growth of capital.

(logo)                                                                  (logo)
American                                                              AMERICAN
  Express(R)                                                           EXPRESS
 Funds                                                               (R)

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

Investments in Securities                   8

Financial Statements                       12

Notes to Financial Statements              15

Proxy Voting                               23

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   ---   AXP MID CAP VALUE FUND   ---   2004 SEMIANNUAL REPORT

Fund Snapshot
        AS OF MARCH 31, 2004

PORTFOLIO MANAGERS

Portfolio manager                         Since          Years in industry
Warren Spitz                              2/02                  19
Steve Schroll                             2/04                  22
Laton Spahr                               2/04                   5

FUND OBJECTIVE

The Fund seeks to provide shareholders with long-term growth of capital.

Inception dates
A: 2/14/02      B: 2/14/02      C: 2/14/02      Y: 2/14/02

Ticker symbols
A: AMVAX        B: AMVBX        C: --           Y: --

Total net assets                                         $343.9 million

Number of holdings                                                  135

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         STYLE
VALUE    BLEND   GROWTH
                          LARGE
  X                       MEDIUM  SIZE
                          SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie graph)

Financials 19.3%
Consumer discretionary 13.9%
Industrials 12.7%
Materials 12.3%
Energy 12.0%
Utilities 8.5%
Short-term securities 5.2%
Consumer staples 4.3%
Health care 4.3%
Technology 4.3%
Telecommunications 3.2%

TOP TEN HOLDINGS

Percentage of portfolio assets

PacifiCare Health Systems (Health care services)                    3.7%
XL Capital Cl A (Insurance)                                         2.7
Suncor Energy (Energy)                                              2.2
ACE (Insurance)                                                     2.2
Pioneer Natural Resources (Energy)                                  2.0
NiSource (Utilities -- natural gas)                                 2.0
Ingersoll-Rand Cl A (Machinery)                                     1.8
Public Service Enterprise Group (Utilities -- electric)             1.7
Energy East (Utilities -- electric)                                 1.6
Loews (Insurance)                                                   1.6

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of small- or medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies. Some of these companies have fewer financial resources.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   ---   AXP MID CAP VALUE FUND   ---   2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Managers Warren Spitz, as well as Steve Schroll and Laton Spahr who joined the portfolio management team in February 2004, discuss the Fund's positioning and results for the first half of fiscal year 2004.

Q: How did AXP Mid Cap Value Fund perform for the semiannual period ended March 31, 2004?

A: AXP Mid Cap Value Fund's Class A shares gained 26.82% (excluding sales charge) for the six months ended March 31, 2004. The Fund outpaced its benchmark, the Russell Midcap(R) Value Index, which returned 21.38%, and the Lipper Mid-Cap Value Funds Index, representing the Fund's peer group, which rose 21.19% for the same period.

Q:   What factors most significantly affected performance?

A: Mid-cap value stocks outpaced mid-cap growth stocks during the semiannual period, and mid-cap stocks overall outperformed their large-cap counterparts. The portfolio benefited from strong stock selection in the majority of the sectors in the Russell Midcap Value Index. Stock selection was particularly strong in consumer cyclicals, with Tyson Foods being one of the best performers for the portfolio during the period. Tyson Foods has benefited from chicken exports to Asia, where economic growth is leading to changes in diet. Countries formerly emphasizing fish in their diets are now

(bar graph)
                             PERFORMANCE COMPARISON
                 For the six-month period ended March 31, 2004

30%               (bar 1)
                 +26.82%
25%                                  (bar 2)            (bar 3)
                                     +21.38%            +21.19%
20%

15%

10%

 5%

 0%

(bar 1)   AXP Mid Cap Value Fund Class A (excluding sales charge)
(bar 2)   Russell Midcap(R) Value Index(1) (unmanaged)
(bar 3)   Lipper Lipper Mid-Cap Value Funds Index(2)

(1) The Russell Midcap(R) Value Index, an unmanaged index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

(2) The Lipper Mid-Cap Value Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   ---   AXP MID CAP VALUE FUND   ---   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> Stock selection was highly effective during the semiannual period in the integrated oil and health care industries. (end callout quote)

     adding more meat. Another strong performer in this area for the Fund was R.J. Reynolds Tobacco, which saw its stock price rise upon its merger with British Tobacco.

     Stock selection was also highly effective during the semiannual period in the integrated oil and health care industries. In integrated oil, one of

AVERAGE ANNUAL TOTAL RETURNS

                             Class A                Class B                    Class C                  Class Y
(Inception dates)           (2/14/02)              (2/14/02)                  (2/14/02)                (2/14/02)
                        NAV(1)     POP(2)     NAV(1)    After CDSC(3)   NAV(1)    After CDSC(4)   NAV(5)     POP(5)
as of March 31, 2004
6 months*              +26.82%    +19.53%    +26.45%      +22.45%      +26.20%      +25.20%      +26.95%    +26.95%
1 year                 +72.28%    +62.37%    +71.02%      +67.02%      +71.02%      +71.02%      +72.66%    +72.66%
Since inception        +13.46%    +10.34%    +12.56%      +10.90%      +12.58%      +12.58%      +13.70%    +13.70%

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   ---   AXP MID CAP VALUE FUND   ---   2004 SEMIANNUAL REPORT

Questions & Answers

     the Fund's top performers was Suncor. Suncor is a Canadian company that extracts energy from oil sands. As concerns about long-term oil supply increase, we expect this company to continue to benefit from its scarcity value. Canadian oil sands have long-lived reserves, and Suncor has both access and rights to these areas. The Fund had a larger-than-index position in health care, which underperformed the index and thus proved a detractor from Fund performance. However, PacifiCare Health Systems was the Fund's largest holding and performed particularly well, giving a strong boost to semiannual returns. The Fund also benefited from its lower-than-index position in the underperforming utilities sector.

Q:   What changes did you make to the portfolio?

A: During the semiannual period we added to the energy and telecommunications sectors, bringing both to modestly larger-than-index portfolio positions. In energy, we focused on the oil services industry, adding to positions in BJ Services, Smith International, Transocean Setco and Global Santa Fe. The energy sector has paralleled improvements in other commodities stocks, including precious metals. Prices hit new peaks during the period, and supply/demand dynamics supported strong stock performance. In telecommunications, we added to positions in Century Telecommunications and Qwest. The telecommunications industry had suffered during much of 2003 amid restructuring, increased competition and regulatory issues. However, these stocks began to improve during the fourth quarter of 2003, and we believe these companies could see increased free cash flow should U.S. economic growth continue.

     We also added to the Fund's positions in financials, with a focus on insurance companies. Insurance stocks, especially those in the property and casualty area, are attractively valued currently and have better earnings growth prospects, in our view, than banks or the equity market in general. We took profits in credit card company Metris, after it had advanced.

     We also reduced the portfolio's positioning in some airline stocks that had done very well earlier in 2003. Some airlines appeared to approach fair value, especially given continued uncertainty with respect to energy prices. During the semiannual period, we also sold some stocks and reduced other positions in the consumer discretionary sector, particularly in the home furnishings and appliances retail area.

--------------------------------------------------------------------------------
6   ---   AXP MID CAP VALUE FUND   ---   2004 SEMIANNUAL REPORT

Questions & Answers

     At the end of the period, the Fund continued to have larger-than-index positions in material and energy. The portfolio had an extremely low turnover rate of just 8% for the semiannual period.

Q:   How do you intend to manage the Fund in the coming months?

A: We believe the U.S. economy should continue to be rather robust, driven in large part by the industrial portion of the economy. In our view, the commodity price strength we have seen of late suggests not only ongoing economic growth but a synchronized global economic recovery. Given this view, we are particularly optimistic about four areas of the equity market -- producer durables, telecommunications services, energy and select financials -- and we intend to maintain larger-than-index sector positions in the portfolio.

     Within producer durables, companies that produce commodities and companies that service the commodities have strong earnings growth potential. Telecommunications services performed poorly in 2003, but these companies tend to generate good cash flow and remain among the least expensive stocks in the equity market on a price-to-free cash flow basis. With oil and gasoline prices likely to remain high, we believe energy stocks also have the potential to see strong performance. In fact, we think energy stocks have the potential to be as strong as precious metals stocks were in 2003, as the market dynamics of oil and gold are similar. Property and casualty insurance companies have experienced strong earnings growth recently and yet their stock prices have not kept pace. We believe in the months ahead these insurance stocks may do well. As always, we will continue to emphasize stocks with attractive valuations, with a focus on mid-sized company stocks.

--------------------------------------------------------------------------------
7   ---   AXP MID CAP VALUE FUND   ---   2004 SEMIANNUAL REPORT

Investments in Securities

AXP Mid Cap Value Fund

March 31, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (97.1%)
Issuer                                           Shares            Value(a)

Aerospace & defense (1.7%)
Goodrich                                        120,700          $3,388,049
Rockwell Automation                              75,200           2,607,184
Total                                                             5,995,233

Airlines (1.4%)
AMR                                             262,800(b)        3,345,444
Continental Airlines Cl B                        32,050(b)          401,587
Northwest Airlines Cl A                         103,000(b)        1,041,330
Total                                                             4,788,361

Automotive & related (2.6%)
Cummins                                          58,800           3,436,860
Eaton                                            29,000           1,629,510
Johnson Controls                                 26,700           1,579,305
Lear                                             21,910           1,357,544
Smith (AO)                                       34,200             990,090
Total                                                             8,993,309

Banks and savings & loans (0.6%)
Hibernia Cl A                                    88,400           2,076,516

Beverages & tobacco (0.7%)
RJ Reynolds Tobacco Holdings                     41,600           2,516,800

Broker dealers (0.9%)
Bear Stearns Companies                           35,550           3,117,024

Building materials & construction (3.8%)
American Standard                                22,800(b)        2,593,500
Cemex ADR                                       126,900(c)        3,784,159
Eagle Materials                                     385              22,657
Eagle Materials Cl B                              1,296              75,686
Fluor                                            59,000           2,282,710
Intl Steel Group                                 67,700(b)        2,619,990
Temple-Inland                                    28,100           1,779,854
Total                                                            13,158,556

Chemicals (4.5%)
Agrium                                           95,100(c)        1,397,970
Air Products & Chemicals                         29,900           1,498,588
Compass Minerals Intl                            56,200             921,118
Eastman Chemical                                100,300           4,280,804
Great Lakes Chemical                             61,800           1,473,930
IMC Global                                      115,900           1,657,370
Imperial Chemical Inds ADR                       40,000(c)          670,800
PPG Inds                                         61,450           3,582,535
Total                                                            15,483,115

Computer software & services (2.0%)
BMC Software                                    145,200(b)        2,838,660
Computer Sciences                                45,800(b)        1,847,114
Electronic Data Systems                         107,000           2,070,450
Total                                                             6,756,224

Electronics (2.3%)
Agilent Technologies                             67,200(b)        2,125,536
Micron Technology                                41,500(b)          693,465
Natl Semiconductor                               39,350(b)        1,748,321
Solectron                                       275,300(b)        1,522,409
Xerox                                           133,600(b)        1,946,552
Total                                                             8,036,283

Energy (6.7%)
Amerada Hess                                     11,250             734,400
Kerr-McGee                                       67,450           3,473,675
Pioneer Natural Resources                       216,800           7,002,640
Suncor Energy                                   289,300(c)        7,912,355
Sunoco                                           40,400           2,520,152
Unocal                                           25,000             932,000
Total                                                            22,575,222

Energy equipment & services (5.7%)
BJ Services                                      59,900(b)        2,591,873
GlobalSantaFe                                   135,400           3,760,058
McDermott Intl                                  136,100(b)        1,141,879
Nabors Inds                                      53,500(b,c)      2,447,625
Smith Intl                                       51,600(b)        2,761,116
Transocean                                      174,300(b)        4,861,227
Weatherford Intl                                 50,900(b)        2,139,327
Total                                                            19,703,105

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
8   ---   AXP MID CAP VALUE FUND   ---   2004 SEMIANNUAL REPORT

Issuer                                           Shares            Value(a)

Financial services (2.8%)
Capital One Financial                            52,800          $3,982,704
Countrywide Financial                            27,766           2,662,759
Metris Companies                                378,500           3,043,140
Total                                                             9,688,603

Food (3.0%)
Archer-Daniels-Midland                          328,100           5,535,047
Tyson Foods Cl A                                257,600           4,649,680
Total                                                            10,184,727

Furniture & appliances (2.2%)
Black & Decker                                   32,800           1,867,632
Stanley Works                                    70,400           3,004,672
Whirlpool                                        40,800           2,809,896
Total                                                             7,682,200

Health care services (4.4%)
PacifiCare Health Systems                       326,500(b)       12,913,075
Tenet Healthcare                                211,000(b)        2,354,760
Total                                                            15,267,835

Home building (1.0%)
Cavco Inds                                          434(b)           15,993
Centex                                           18,100             978,486
D.R. Horton                                      38,100           1,349,883
Lennar                                           18,100             977,943
Lennar Cl B                                       1,940              98,765
Total                                                             3,421,070

Household products (0.6%)
Clorox                                           41,500           2,029,765

Industrial transportation (1.1%)
Norfolk Southern                                167,600           3,702,284

Insurance (13.2%)
ACE                                             180,300(c)        7,691,598
Aon                                              61,400           1,713,674
Bristol West Holdings                           141,700(b)        2,890,680
CIGNA                                            41,200           2,431,624
Everest Re Group                                 31,600(c)        2,699,904
Jefferson-Pilot                                  20,200           1,111,202
Lincoln Natl                                     36,350           1,720,082
Loews                                            95,800           5,657,948
St. Paul Companies                               70,900           2,836,709
Torchmark                                        39,800           2,140,842
UnumProvident                                   102,600           1,501,038
Willis Group Holdings                            88,800(c)        3,303,360
XL Capital Cl A                                 123,200(c)        9,368,127
Total                                                            45,066,788

Leisure time & entertainment (2.0%)
Blockbuster Cl A                                 72,000           1,260,000
Hasbro                                          111,800           2,431,650
Royal Caribbean Cruises                          69,800           3,078,180
Total                                                             6,769,830

Machinery (2.2%)
Deere & Co                                       20,000           1,386,200
Ingersoll-Rand Cl A                              92,900(c)        6,284,685
Total                                                             7,670,885

Media (2.0%)
Donnelley (RR) & Sons                            98,300           2,973,575
Dun & Bradstreet                                 28,000(b)        1,498,000
Interpublic Group of Companies                  157,900(b)        2,428,502
Total                                                             6,900,077

Metals (1.4%)
Phelps Dodge                                     58,900(b)        4,809,774

Multi-industry (6.7%)
Cooper Inds Cl A                                 47,800           2,733,203
Crane                                            48,100           1,587,300
Diebold                                          50,200           2,415,624
Dover                                            53,600           2,078,072
Eastman Kodak                                    61,200           1,601,604
Monsanto                                         69,800           2,559,566
Pitney Bowes                                     49,650           2,115,587
Ritchie Bros. Auctioneers                        29,700(c)        1,668,843
Textron                                          42,825           2,276,149
YORK Intl                                        92,500           3,636,174
Total                                                            22,672,122

Paper & packaging (2.4%)
Abitibi-Consolidated                            121,750(c)          863,208
Bowater                                          78,700           3,433,681
Georgia-Pacific                                  43,000           1,448,670
MeadWestvaco                                     92,800           2,625,312
Total                                                             8,370,871

Precious metals (0.4%)
Freeport McMoRan Copper &
  Gold Cl B                                      38,900           1,520,601

Real estate investment trust (2.3%)
Boston Properties                                20,900           1,135,079
Crescent Real Estate Equities                   271,300           4,875,261
Starwood Hotels &
    Resorts Worldwide                            49,900           2,020,950
Total                                                             8,031,290

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
9   ---   AXP MID CAP VALUE FUND   ---   2004 SEMIANNUAL REPORT

Issuer                                           Shares            Value(a)

Retail -- general (3.3%)
AutoZone                                         17,400(b)       $1,495,878
Federated Dept Stores                            28,000           1,513,400
May Dept Stores                                  29,300           1,013,194
Penney (JC)                                      67,900           2,361,562
Pier 1 Imports                                   69,600           1,649,520
Toys "R" Us                                     198,200(b)        3,329,760
Total                                                            11,363,314

Retail -- grocery (0.2%)
SUPERVALU                                        19,250             587,895

Telecom equipment & services (1.2%)
Corning                                         102,300(b)        1,143,714
Lucent Technologies                             562,600(b)        2,312,286
Tellabs                                          62,400(b)          538,512
Total                                                             3,994,512

Textiles & apparel (1.1%)
Liz Claiborne                                    50,450           1,851,011
VF                                               40,500           1,891,350
Total                                                             3,742,361

Utilities -- electric (6.5%)
Consolidated Edison                              33,700           1,486,170
Constellation Energy Group                       37,600           1,502,120
DTE Energy                                       46,800           1,925,820
Energy East                                     223,600           5,670,496
FirstEnergy                                      48,800           1,907,104
Northeast Utilities                              95,600           1,782,940
Public Service Enterprise Group                 124,500           5,849,010
TXU                                              75,100           2,152,366
Total                                                            22,276,026

Utilities -- natural gas (2.2%)
El Paso                                         101,900             724,509
NiSource                                        329,400           6,999,750
Total                                                             7,724,259

Utilities -- telephone (2.1%)
CenturyTel                                      137,500           3,779,875
Qwest Communications Intl                       817,200(b)        3,522,132
Total                                                             7,302,007

Total common stocks
(Cost: $273,561,709)                                           $333,978,844

Preferred stock (0.1%)
Issuer                                           Shares            Value(a)

Xerox
   6.25% Cv                                       2,560            $343,040

Total preferred stock
(Cost: $256,000)                                                   $343,040

Short-term securities (5.4%)
Issuer                Annualized                 Amount            Value(a)
                     yield on date             payable at
                      of purchase               maturity

U.S. government agency (2.0%)
Federal Natl Mtge Assn Disc Nts
   05-12-04               1.02%              $2,200,000          $2,197,608
   06-02-04               1.01                4,500,000           4,492,251
Total                                                             6,689,859

Commercial paper (3.4%)
SPARC LLC
   05-10-04               1.06                5,200,000(d)        5,193,876
UBS Finance (Delaware) LLC
   04-01-04               1.07                6,600,000           6,599,804
Total                                                            11,793,680

Total short-term securities
(Cost: $18,483,646)                                             $18,483,539

Total investments in securities
(Cost: $292,301,355)(e)                                        $352,805,423

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   ---   AXP MID CAP VALUE FUND   ---   2004 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2004, the value of foreign securities represented 14.0% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2004, the value of these securities amounted to $5,193,876 or 1.5% of net assets.

(e) At March 31, 2004, the cost of securities for federal income tax purposes was approximately $292,301,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                 $63,817,000
     Unrealized depreciation                                  (3,313,000)
                                                              ----------
     Net unrealized appreciation                             $60,504,000
                                                             -----------

--------------------------------------------------------------------------------
11   ---   AXP MID CAP VALUE FUND   ---   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Mid Cap Value Fund
March 31, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $292,301,355)                                                                      $352,805,423
Capital shares receivable                                                                                   571,687
Dividends and accrued interest receivable                                                                   422,707
Receivable for investment securities sold                                                                 1,034,332
                                                                                                          ---------
Total assets                                                                                            354,834,149
                                                                                                        -----------
Liabilities
Disbursements in excess of cash on demand deposit                                                             9,009
Capital shares payable                                                                                      130,008
Payable for investment securities purchased                                                               6,092,708
Payable upon return of securities loaned (Note 5)                                                         4,700,000
Accrued investment management services fee                                                                    6,532
Accrued distribution fee                                                                                      4,638
Accrued service fee                                                                                               1
Accrued transfer agency fee                                                                                   2,209
Accrued administrative services fee                                                                             467
Other accrued expenses                                                                                       29,787
                                                                                                             ------
Total liabilities                                                                                        10,975,359
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                     $343,858,790
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    520,649
Additional paid-in capital                                                                              283,587,516
Undistributed net investment income                                                                         245,438
Accumulated net realized gain (loss) (Note 7)                                                              (998,881)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    60,504,068
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $343,858,790
                                                                                                       ============
Net assets applicable to outstanding shares:               Class A                                     $228,304,491
                                                           Class B                                     $108,345,807
                                                           Class C                                     $  5,427,383
                                                           Class I                                     $  1,579,483
                                                           Class Y                                     $    201,626
Net asset value per share of outstanding capital stock:    Class A shares         34,435,147           $       6.63
                                                           Class B shares         16,534,568           $       6.55
                                                           Class C shares            828,094           $       6.55
                                                           Class I shares            236,818           $       6.67
                                                           Class Y shares             30,270           $       6.66
                                                                                      ------           ------------
* Including securities on loan, at value (Note 5)                                                      $  4,526,600
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   ---   AXP MID CAP VALUE FUND   ---   2004 SEMIANNUAL REPORT

Statement of operations
AXP Mid Cap Value Fund

Six months ended March 31, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                               $ 2,067,577
Interest                                                                                                     65,755
Fee income from securities lending (Note 5)                                                                  12,775
   Less foreign taxes withheld                                                                               (4,978)
                                                                                                             ------
Total income                                                                                              2,141,129
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                          969,790
Distribution fee
   Class A                                                                                                  208,649
   Class B                                                                                                  415,769
   Class C                                                                                                   20,449
Transfer agency fee                                                                                         261,532
Incremental transfer agency fee
   Class A                                                                                                   19,052
   Class B                                                                                                   15,464
   Class C                                                                                                      579
Service fee -- Class Y                                                                                           67
Administrative services fees and expenses                                                                    64,768
Compensation of board members                                                                                 4,383
Custodian fees                                                                                               13,703
Printing and postage                                                                                         27,870
Registration fees                                                                                            72,216
Audit fees                                                                                                    8,500
Other                                                                                                         2,398
                                                                                                              -----
Total expenses                                                                                            2,105,189
   Expenses waived/reimbursed by AEFC (Note 2)                                                                  (26)
                                                                                                                ---
                                                                                                          2,105,163
   Earnings credits on cash balances (Note 2)                                                                  (582)
                                                                                                               ----
Total net expenses                                                                                        2,104,581
                                                                                                          ---------
Investment income (loss) -- net                                                                              36,548
                                                                                                             ------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                         5,874,970
   Foreign currency transactions                                                                                 94
                                                                                                                 --
Net realized gain (loss) on investments                                                                   5,875,064
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    48,020,900
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                    53,895,964
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $53,932,512
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   ---   AXP MID CAP VALUE FUND   ---   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Mid Cap Value Fund

                                                                                 March 31, 2004        Sept. 30, 2003
                                                                                Six months ended         Year ended
                                                                                   (Unaudited)
Operations and distributions
Investment income (loss) -- net                                                   $     36,548         $    468,371
Net realized gain (loss) on investments                                              5,875,064           (1,485,025)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies               48,020,900           33,232,344
                                                                                    ----------           ----------
Net increase (decrease) in net assets resulting from operations                     53,932,512           32,215,690
                                                                                    ----------           ----------
Distributions to shareholders from:
   Net investment income
   Class A                                                                             (67,668)            (343,253)
   Class B                                                                                  --              (36,322)
   Class C                                                                                  --               (2,658)
   Class Y                                                                                 (96)                 (42)
                                                                                           ---                  ---
Total distributions                                                                    (67,764)            (382,275)
                                                                                       -------             --------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                          93,087,225           54,120,072
   Class B shares                                                                   39,190,276           26,983,279
   Class C shares                                                                    2,012,796            1,268,115
   Class I shares                                                                    1,551,873                   --
   Class Y shares                                                                      168,836               46,500
Reinvestment of distributions at net asset value
   Class A shares                                                                       66,943              340,860
   Class B shares                                                                           --               35,962
   Class C shares                                                                           --                2,320
   Class Y shares                                                                           87                   --
Payments for redemptions
   Class A shares                                                                  (11,281,163)         (17,747,829)
   Class B shares (Note 2)                                                          (5,720,745)         (10,827,884)
   Class C shares (Note 2)                                                            (279,879)            (656,992)
   Class I shares                                                                          (53)                  --
   Class Y shares                                                                      (53,511)              (4,516)
                                                                                       -------               ------
Increase (decrease) in net assets from capital share transactions                  118,742,685           53,559,887
                                                                                   -----------           ----------
Total increase (decrease) in net assets                                            172,607,433           85,393,302
Net assets at beginning of period                                                  171,251,357           85,858,055
                                                                                   -----------           ----------
Net assets at end of period                                                       $343,858,790         $171,251,357
                                                                                  ============         ============
Undistributed net investment income                                               $    245,438         $    276,654
                                                                                  ------------         ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   ---   AXP MID CAP VALUE FUND   ---   2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Mid Cap Value Fund

(Unaudited as to March 31, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in mid-cap companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of March 31, 2004, American Express Financial Corporation (AEFC) and its affiliates owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. AEFC may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted

--------------------------------------------------------------------------------
15   ---   AXP MID CAP VALUE FUND   ---   2004 SEMIANNUAL REPORT
by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign

--------------------------------------------------------------------------------
16   ---   AXP MID CAP VALUE FUND   ---   2004 SEMIANNUAL REPORT
currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.70% to 0.58% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Value Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $79,415 for the six months ended March 31, 2004.

--------------------------------------------------------------------------------
17   ---   AXP MID CAP VALUE FUND   ---   2004 SEMIANNUAL REPORT

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,116,131 for Class A, $31,501 for Class B and $260 for Class C for the six months ended March 31, 2004.

--------------------------------------------------------------------------------
18   ---   AXP MID CAP VALUE FUND   ---   2004 SEMIANNUAL REPORT

For the six months ended March 31, 2004, AEFC and its affiliates waived certain fees and expenses to 1.39% for Class A, 2.15% for Class B, 2.14% for Class C, 0.93% for Class I and 1.22% for Class Y. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until Sept. 30, 2004. Under this agreement, net expenses will not exceed 1.40% for Class A, 2.16% for Class B, 2.16% for Class C, 0.93% for Class I and 1.22% for Class Y of the Fund's average daily net assets.

During the six months ended March 31, 2004, the Fund's custodian and transfer agency fees were reduced by $582 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $131,785,781 and $19,632,215, respectively, for the six months ended March 31, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $20,946 for the six months ended March 31, 2004.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                         Six months ended March 31, 2004
                                            Class A      Class B    Class C   Class I*    Class Y
Sold                                     15,004,070    6,411,717    328,282    236,826     27,122
Issued for reinvested distributions          10,974           --         --         --         14
Redeemed                                 (1,822,277)    (929,795)   (46,362)        (8)    (8,238)
                                         ----------     --------    -------    -------     ------
Net increase (decrease)                  13,192,767    5,481,922    281,920    236,818     18,898
                                         ----------    ---------    -------    -------     ------

* Inception date was March 4, 2004.
                                                            Year ended Sept. 30, 2003
                                            Class A      Class B    Class C    Class I    Class Y
Sold                                     11,731,576    5,950,325    284,842        N/A      9,372
Issued for reinvested distributions          80,964        8,562        552        N/A         --
Redeemed                                 (4,068,066)  (2,456,683)  (148,828)       N/A     (1,215)
                                         ----------   ----------   --------     ------     ------
Net increase (decrease)                   7,744,474    3,502,204    136,566        N/A      8,157
                                          ---------    ---------    -------     ------      -----

5. LENDING OF PORTFOLIO SECURITIES

As of March 31, 2004, securities valued at $4,526,600 were on loan to brokers. For collateral, the Fund received $4,700,000 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $12,775 for the six months ended March 31, 2004. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
19   ---   AXP MID CAP VALUE FUND   ---   2004 SEMIANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months ended March 31, 2004.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $5,035,436 as of Sept. 30, 2003, that will expire in 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                           2004(m)      2003         2002(b)
Net asset value, beginning of period                                   $5.23        $4.01       $ 5.10
Income from investment operations:
Net investment income (loss)                                              --          .02          .01
Net gains (losses) (both realized and unrealized)                       1.40         1.22        (1.10)
Total from investment operations                                        1.40         1.24        (1.09)
Less distributions:
Dividends from net investment income                                      --         (.02)          --
Net asset value, end of period                                         $6.63        $5.23       $ 4.01

Ratios/supplemental data
Net assets, end of period (in millions)                                 $228         $111          $54
Ratio of expenses to average daily net assets(d)                       1.39%(e)     1.38%(f)     1.38%(e),(f)
Ratio of net investment income (loss) to average daily net assets       .29%(e)      .67%         .86%(e)
Portfolio turnover rate (excluding short-term securities)                 8%          36%          18%
Total return(k)                                                       26.82%(l)    31.11%      (21.37%)(l)

See accompanying notes to financial highlights on page 23.

--------------------------------------------------------------------------------
20   ---   AXP MID CAP VALUE FUND   ---   2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                           2004(m)      2003         2002(b)
Net asset value, beginning of period                                   $5.18        $3.99       $ 5.10
Income from investment operations:
Net investment income (loss)                                            (.01)          --           --
Net gains (losses) (both realized and unrealized)                       1.38         1.19        (1.11)
Total from investment operations                                        1.37         1.19        (1.11)
Net asset value, end of period                                         $6.55        $5.18       $ 3.99

Ratios/supplemental data
Net assets, end of period (in millions)                                 $108          $57          $30
Ratio of expenses to average daily net assets(d)                       2.15%(e)     2.14%(g)     2.15%(e),(g)
Ratio of net investment income (loss) to average daily net assets      (.47%)(e)    (.09%)        .10%(e)
Portfolio turnover rate (excluding short-term securities)                 8%          36%          18%
Total return(k)                                                       26.45%(l)    29.95%      (21.76%)(l)

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                           2004(m)      2003         2002(b)
Net asset value, beginning of period                                   $5.19        $3.99       $ 5.10
Income from investment operations:
Net investment income (loss)                                            (.01)         .01           --
Net gains (losses) (both realized and unrealized)                       1.37         1.20        (1.11)
Total from investment operations                                        1.36         1.21        (1.11)
Less distributions:
Dividends from net investment income                                      --         (.01)          --
Net asset value, end of period                                         $6.55        $5.19       $ 3.99

Ratios/supplemental data
Net assets, end of period (in millions)                                   $5           $3           $2
Ratio of expenses to average daily net assets(d)                       2.14%(e)     2.15%(h)     2.15%(e),(h)
Ratio of net investment income (loss) to average daily net assets      (.46%)(e)    (.09%)        .12%(e)
Portfolio turnover rate (excluding short-term securities)                 8%          36%          18%
Total return(k)                                                       26.20%(l)    30.25%      (21.76%)(l)

See accompanying notes to financial highlights on page 23.

--------------------------------------------------------------------------------
21   ---   AXP MID CAP VALUE FUND   ---   2004 SEMIANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                        2004(c)
Net asset value, beginning of period                                $6.73
Income from investment operations:
Net investment income (loss)                                          .02
Net gains (losses) (both realized and unrealized)                    (.08)
Total from investment operations                                     (.06)
Net asset value, end of period                                      $6.67

Ratios/supplemental data
Net assets, end of period (in millions)                                $2
Ratio of expenses to average daily net assets(d)                     .93%(e),(i)
Ratio of net investment income (loss) to average daily net assets    .70%(e)
Portfolio turnover rate (excluding short-term securities)              8%
Total return(k)                                                     (.89%)(l)

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                        2004(m)       2003         2002(b)
Net asset value, beginning of period                                $5.25         $4.01       $ 5.10
Income from investment operations:
Net investment income (loss)                                           --           .03          .01
Net gains (losses) (both realized and unrealized)                    1.41          1.23        (1.10)
Total from investment operations                                     1.41          1.26        (1.09)
Less distributions:
Dividends from net investment income                                   --          (.02)          --
Net asset value, end of period                                      $6.66         $5.25       $ 4.01

Ratios/supplemental data
Net assets, end of period (in millions)                               $--           $--          $--
Ratio of expenses to average daily net assets(d)                    1.22%(e),(j)  1.17%(j)     1.18%(e),(j)
Ratio of net investment income (loss) to average daily net assets    .46%(e)       .85%         .94%(e)
Portfolio turnover rate (excluding short-term securities)              8%           36%          18%
Total return(k)                                                    26.95%(l)     31.57%      (21.37%)(l)

See accompanying notes to financial highlights on page 23.

--------------------------------------------------------------------------------
22   ---   AXP MID CAP VALUE FUND   ---   2004 SEMIANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to Sept. 30, 2002.

(c)  Inception date was March 4, 2004.

(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(e)  Adjusted to an annual basis.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.45% and 1.96% for the periods ended Sept. 30, 2003 and 2002, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.21% and 2.72% for the periods ended Sept. 30, 2003 and 2002, respectively.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 2.21% and 2.72% for the periods ended Sept. 30, 2003 and 2002, respectively.

(i) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class I would have been 0.97% for the period ended March 31, 2004.

(j) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.23% for the six months ended March 31, 2004 and 1.27% and 1.78% for the periods ended Sept. 30, 2003 and 2002, respectively.

(k)  Total return does not reflect payment of a sales charge.

(l)  Not annualized.

(m)  Six months ended March 31, 2004 (Unaudited).

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
23   ---   AXP MID CAP VALUE FUND   ---   2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
    Mutual

                                                               Semiannual Report
                                                            for the Period Ended
                                                                  March 31, 2004

AXP Mutual seeks to provide shareholders with a balance of growth of capital and current income.

(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                                3

Questions & Answers
   with Portfolio Management                                 4

Investments in Securities                                    9

Financial Statements (Portfolio)                            24

Notes to Financial Statements (Portfolio)                   27

Financial Statements (Fund)                                 32

Notes to Financial Statements (Fund)                        35

Proxy Voting                                                41

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Fund Snapshot
        AS OF MARCH 31, 2004

PORTFOLIO MANAGERS

Portfolio manager                   Since             Years in industry
Bob Ewing, CFA                      4/02                     15
Tom Murphy, CFA*                    2/03                     18

* The fixed income portion of the portfolio is managed by a team of portfolio managers led by Tom Murphy.

FUND OBJECTIVE

For investors seeking a balance of growth of capital and current income.

Inception dates
A: 4/16/40      B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: INMUX        B: IDMBX        C: --           Y: IDMYX

Total net assets                                        $1.563 billion

Number of holdings                                                 528

STYLE MATRIX

Equities
         STYLE
VALUE    BLEND    GROWTH
  X                        LARGE
                           MEDIUM
                           SMALL
Bonds
         DURATION
SHORT    INT.     LONG
          X         X      HIGH
          X         X      MEDIUM
                           LOW

Shading within the style matrix indicates areas in which the Fund generally invests.

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Financials 24.5%
Mortgage-backed securities 12.2%
Consumer discretionary 9.5%
U.S. Government obligations & agencies 8.9%
Energy 7.2%
Consumer staples 5.4%
Telecommunications 5.3%
Health Care 4.9%
Industrials 4.8%
Materials 4.4%
Short-term securities 4.1%
Utilities 3.2%
Technology 2.9%
Commercial mortgage-backed/Asset-backed securities 2.0%
Foreign government bonds 0.7%

TOP TEN HOLDINGS

Percentage of portfolio assets

Citigroup (Finance companies)                                       3.0%
U.S. Treasury Bonds
   6.25% 2023
(U.S. government obligations & agencies) 2.4
Bank of America (Banks and savings & loans)                         2.3
U.S. Treasury Bonds
   6.00% 2026
(U.S. government obligations & agencies) 1.9
Exxon Mobil (Energy)                                                1.6
J.P. Morgan Chase (Broker dealers) 1.4
Altria Group (Beverages & tobacco)                                  1.3
Wells Fargo (Banks and savings & loans)                             1.2
ConocoPhillips (Energy)                                             1.2
Disney (Walt) (Media)                                               1.1

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

AXP Mutual's portfolio managers discuss the Fund's positioning and results during the first half of fiscal year 2004. Bob Ewing in Boston manages the equity portion of the Fund. Tom Murphy in Minneapolis leads the team managing the fixed-income portion.

Q:   How did AXP Mutual perform for the  six months ended March 31, 2004?

A: AXP Mutual gained 10.66% (Class A shares excluding sales charge) for the six months ended March 31, 2004, outperforming the 10.52% advance of the Lipper Balanced Funds Index, representing the Fund's peer group. The unmanaged Standard & Poor's 500 Index increased 14.08% and the unmanaged Lehman Brothers Aggregate Bond Index rose 2.98% over the same period.

Q: What factors most significantly affected equity performance during the semiannual period?

A: The U.S. equity markets sustained their upward momentum over the past six months despite renewed global tensions and uncertainty over employment trends. Fixed income markets generally provided positive returns despite growing concerns about the future direction of interest rates. The Fund's allocation mix of equities and bonds aided its relative performance.

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended Sept. 30, 2003

15%                        (bar 2)
                           +14.08%
12%      (bar 1)                                     (bar 4)
         +10.66%                                       +10.52%
 9%

 6%
                                            (bar 3)
 3%                                         +2.98%

 0%

(bar 1)  AXP Mutual Class A (excluding sales charge)
(bar 2)  S&P 500 Index(1) (unmanaged)
(bar 3)  Lehman Brothers Aggregate Bond Index(2) (unmanaged)
(bar 4)  Lipper Balanced Funds Index(3)

(1) Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(2) The Lehman Brothers Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(3) The Lipper Balanced Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Questions & Answers

(begin callout quote)> The portfolio's higher- quality focus compared to our peers, which we have maintained for some time, helped performance over the fiscal period. (end callout quote)

     The equity portion of the portfolio was positioned somewhat conservatively because we believed stock valuations already reflected significant acceleration of the U.S. economy and corporate earnings. We were concerned that if the economy did not meet these expectations, stock prices would suffer.

AVERAGE ANNUAL TOTAL RETURNS

                                Class A              Class B                    Class C                    Class Y
(Inception dates)              (4/16/40)            (3/20/95)                  (6/26/00)                  (3/20/95)
                           NAV(1)    POP(2)     NAV(1)    After CDSC(3)   NAV(1)    After CDSC(4)     NAV(5)     POP(5)
as of March 31, 2004
6 months*                 +10.66%   +4.29%     +10.30%       +6.30%      +10.33%       +9.33%        +10.88%    +10.88%
1 year                    +25.06%   +17.87%    +24.14%      +20.14%      +24.06%      +24.06%        +25.27%    +25.27%
5 years                    -3.29%    -4.43%     -4.03%       -4.19%        N/A          N/A           -3.13%     -3.13%
10 years                   +4.83%    +4.21%      N/A          N/A          N/A          N/A            N/A        N/A
Since inception             N/A       N/A       +3.81%       +3.81%       -5.56%       -5.56%         +4.76%     +4.76%

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

* Not annualized.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Questions & Answers

    However, as the market grew ever more confident that the economic recovery was sustainable, economically sensitive stocks performed best. These included consumer discretionary, industrials, technology, and materials stocks. The Fund had a lower-than-index weighting in several industries within this group. During the period, stock selection in the consumer discretionary sector also hampered the portfolio's performance. We were skeptical about consumer spending on autos and retail, but these industries performed well during the period.

    Leading individual contributors within the equity segment included NTL, a U.K. cable company, and Capital One Financial, a credit card and consumer lending company. NTL recently emerged from bankruptcy and we believed the market was underestimating its prospects. Capital One has been working to diversify its revenue sources and increase its business with upscale customers. These efforts resulted in strong earnings for 2003 and a reduction in the company's delinquency rate.

    Not owning diversified manufacturer Honeywell and telecommunications equipment company Lucent detracted from the portfolio's relative results. Both Honeywell and Lucent benefited from real and perceived progress on earnings news and outlooks.

Q: How did the fixed-income portion of the Fund perform during the first half of fiscal year 2004?

    The portfolio's higher-quality focus compared to its peers, which we have maintained for some time, helped performance over the fiscal period. Given the volatility of interest rates during the six months as well as the late period rally, the Fund's weighting in well-structured mortgage securities and our focus on buying bonds with higher coupons as opportunities arose also contributed to performance. In the investment grade sector, the Fund's larger-than-index weighting along with good industry and security selection aided results as well. The portfolio's duration, which was slightly shorter than the Lehman Brothers Aggregate Bond Index, had a negative effect on performance given the U.S. Treasury market rally. However, this was offset by the portfolios' positioning along the yield curve.

    Overall, the Fund's higher-quality focus in credit -- both high grade and high yield -- was detrimental to performance early in the period but additive in the latter half of the fiscal year. In an important shift from calendar year 2003, lower-quality bonds underperformed higher-quality bonds in the first quarter of 2004. An escalation in geopolitical tensions, the occurrence of several terrorist events globally, and the evolving

--------------------------------------------------------------------------------
6   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Questions & Answers

    stalemate in Iraq combined to shake investor confidence in the equity markets starting in mid-March after a strong start to the year. These factors also contributed to a powerful first quarter rally in the Treasury market, which followed a mildly positive fourth quarter in calendar year 2003. Within the fixed income markets, a flight to quality bid ensued, such that higher-quality securities logged strong performance in the first quarter, augmenting results for the Fund's six-month fiscal period.

    The high yield bond portion of the portfolio provided strong results from the beginning of October through the end of January. Some weakness developed in February and March as investors grew more risk averse and high-quality bonds outperformed.

Q: What changes did you make to the portfolio and how is it currently positioned?

A: We made relatively minor changes to individual positions within the equity portion, as our thematic focus was unchanged during the period. Our themes include an emphasis on higher-quality, larger capitalization companies, and on stocks with more attractive valuations, as measured by a lower price to earnings ratio.

    The portfolio also emphasizes selected equity sectors, including health care, consumer staples and energy. Somewhat surprisingly, we are finding "value" opportunities in traditionally growth-oriented areas such as pharmaceuticals, hospitals and consumer staples. We consider these to be attractively priced compared to traditional value segments such as the industrial, cyclical and materials sectors.

    Within the fixed-income portion of the Fund, we made no major thematic shifts in portfolio positioning. We did make some minor adjustments in response to valuations and market developments. For example, we opportunistically lowered the portfolio's weighting in mortgage backed securities and collateralized mortgage backed securities as the market strengthened. In addition, we increased our weighting in investment grade bonds during the weakness in March as many of our best relative value ideas traded lower with the overall market weakness. We began to reduce that higher-than-index weighting as the performance period drew to a close given a renewed sense of optimism in the marketplace. We also added some euro currency exposure in line with our expectations for continued weakness in the U.S. dollar. Following the third consecutive weak employment report in early March, we added to our

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7   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Questions & Answers

    short duration focus as Treasuries rallied to levels we had previously identified as entry points. The Treasury market sell-off in the second half of March -- as well as the dramatic sell-off in the first week of April following a surprisingly strong March employment report -- has made that a fruitful move so far.

Q: How do you intend to position the equity portion of the Fund in the coming months?

A: We are cautious in our outlook for the equity markets but think the most likely scenario is a modest advance for the year. Given the strong results in 2003, we believe it is difficult to justify a repeat in 2004. Our key concerns are high valuations and a possible interest rate increase. We do expect continued economic improvement, but we believe it may be at a pace that is slower than current investor expectations. If the economy is not quite as strong as people anticipate, stocks could decline meaningfully. We consider that a risk worth protecting against and have positioned the portfolio accordingly.

Q: How do you intend to position the fixed-income portion of the Fund for months ahead?

    The fixed income portion of the portfolio is positioned for a continued rebound in the U.S. economy and job market. Our expectation is that yield of 10-year U.S. Treasuries will be one percentage point (100 basis points) higher by the end of calendar year 2004 than it was as of March 31. We believe that the Federal Open Market Committee (FOMC) will begin raising the Fed Funds target (the interest rate banks charge each other for overnight loans) late in 2004 or early 2005 as more jobs are created and inflation moves higher.

    Our yield curve positioning is to have a lower-than-index weighting in shorter maturities that are most susceptible to increases in the Fed Funds rate. We also have slightly higher-than-index positions in longer duration securities, and this is a corollary of our view on the economic recovery and potential FOMC actions.

    In addition, the portfolio has a slightly lower-than-index position in mortgages. We are underweight since we feel mortgages will perform well only if Treasuries stay within a narrow trading range for an extended period -- not a bet we want to make given our view on interest rates. In investment grade credit, we continue to stick with our higher-quality focus, though we are finding opportunities to rotate out of some high-quality names and sectors that have performed well. We will look for bonds where we feel comfortable with the positive credit fundamental momentum and credit quality, especially when combined with cheaper current valuations.

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8   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Investments in Securities

Balanced Portfolio

March 31, 2004 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (62.6%)
Issuer                                            Shares             Value(a)

Aerospace & defense (2.1%)
Boeing                                           137,300          $5,638,911
Empresa Brasileira de
  Aeronautica ADR                                171,900(c)        5,517,990
General Dynamics                                  36,000           3,215,880
Lockheed Martin                                   92,100           4,203,444
Northrop Grumman                                  84,200           8,286,964
United Technologies                               63,400           5,471,420
Total                                                             32,334,609

Automotive & related (0.3%)
General Motors                                    91,700           4,319,070

Banks and savings & loans (7.7%)
Bank of America                                  443,600          35,922,727
Bank of New York                                 113,700           3,581,550
Bank One                                         164,700           8,979,444
Commerce Bancorp                                  56,900           3,748,572
FleetBoston Financial                            161,600           7,255,840
PNC Financial Services Group                     116,700           6,467,514
U.S. Bancorp                                     610,600          16,883,090
Wachovia                                         216,700          10,184,900
Washington Mutual                                229,500           9,801,945
Wells Fargo                                      338,700          19,194,129
Total                                                            122,019,711

Beverages & tobacco (2.8%)
Altria Group                                     391,100          21,295,395
Coca-Cola                                        181,000           9,104,300
Pepsi Bottling Group                              37,500           1,115,625
PepsiCo                                          178,600           9,617,610
RJ Reynolds Tobacco Holdings                      35,200           2,129,600
Total                                                             43,262,530

Broker dealers (3.2%)
J.P. Morgan Chase                                512,600          21,503,570
Merrill Lynch & Co                               225,900          13,454,604
Morgan Stanley                                   256,500          14,697,450
Total                                                             49,655,624

Building materials & construction (0.8%)
American Standard                                 37,800(b)        4,299,750
Masco                                            125,400           3,815,922
Temple-Inland                                     69,700           4,414,798
Total                                                             12,530,470

Cable (1.4%)
Comcast Cl A                                     175,857(b)        5,054,130
Comcast Special Cl A                             200,500(b)        5,589,940
EchoStar Communications Cl A                     113,800(b)        3,726,950
NTL                                              127,947(b)        7,606,449
Total                                                             21,977,469

Cellular telecommunications (0.4%)
Vodafone Group ADR                               264,100(c)        6,311,990

Chemicals (1.5%)
Dow Chemical                                     328,800          13,244,064
Eastman Chemical                                  56,600           2,415,688
Hercules                                          87,700(b)        1,006,796
Lyondell Chemical                                309,500           4,592,980
RPM Intl                                         155,100           2,565,354
Total                                                             23,824,882

Computer hardware (1.2%)
Cisco Systems                                    144,300(b)        3,393,936
Dell                                              83,000(b)        2,790,460
Hewlett-Packard                                  569,900          13,016,516
Total                                                             19,200,912

Computer software & services (1.0%)
Affiliated Computer Services Cl A                 65,400(b)        3,394,260
Cadence Design Systems                           214,400(b)        3,160,256
Microsoft                                         95,200           2,377,144
State Street                                     115,600           6,026,228
Total                                                             14,957,888

Electronics (0.7%)
Intel                                            150,100           4,082,720
Natl Semiconductor                               112,100(b)        4,980,603
Texas Instruments                                 81,600           2,384,352
Total                                                             11,447,675

See accompanying notes to investments in securities.
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9   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Issuer                                            Shares             Value(a)

Energy (5.6%)
Anadarko Petroleum                               119,100          $6,176,526
BP ADR                                           234,800(c)       12,021,760
ChevronTexaco                                    203,200          17,836,896
ConocoPhillips                                   262,500          18,325,125
Devon Energy                                      75,900           4,413,585
Exxon Mobil                                      608,000          25,286,720
Newfield Exploration                             109,100(b)        5,229,163
Total                                                             89,289,775

Energy equipment & services (1.2%)
Cooper Cameron                                    76,700(b)        3,378,635
Schlumberger                                      52,000           3,320,200
Transocean                                        98,500(b)        2,747,165
Weatherford Intl                                 207,800(b)        8,733,834
Total                                                             18,179,834

Environmental services (0.1%)
Allied Waste Inds                                 83,550(b)        1,112,051

Finance companies (3.0%)
Citigroup                                        919,100          47,517,470

Financial services (2.6%)
Capital One Financial                             84,900           6,404,007
Countrywide Financial                             42,300           4,056,570
Fannie Mae                                       137,800          10,245,430
Freddie Mac                                      236,200          13,949,972
MBNA                                             243,000           6,714,090
Total                                                             41,370,069

Food (0.6%)
General Mills                                     54,700           2,553,396
Heinz (HJ)                                       136,900           5,105,001
Sara Lee                                         104,900           2,293,114
Total                                                              9,951,511

Furniture & appliances (0.1%)
Leggett & Platt                                   91,700           2,174,207

Health care products (3.3%)
Amgen                                             17,100(b)          994,707
Baxter Intl                                      154,300           4,766,327
Biogen Idec                                       45,700(b)        2,540,920
Boston Scientific                                 27,000(b)        1,144,260
Bristol-Myers Squibb                             104,300           2,527,189
Gilead Sciences                                   36,700(b)        2,046,759
Guidant                                           16,300           1,032,931
Johnson & Johnson                                 80,900           4,103,248
Medco Health Solutions                            94,485(b)        3,212,490
Merck & Co                                       228,500          10,097,415
Novartis ADR                                      66,100(c)        2,815,860
Pfizer                                           246,700           8,646,835
Schering-Plough                                  169,800           2,754,156
Wyeth                                            116,000           4,355,800
Total                                                             51,038,897

Health care services (1.5%)
Aetna                                             83,400           7,482,648
AmerisourceBergen                                 37,500           2,050,500
HCA                                               80,500           3,269,910
Lincare Holdings                                  66,800(b)        2,098,856
Select Medical                                    60,400           1,008,680
Tenet Healthcare                                 244,600(b)        2,729,736
WellPoint Health Networks                         47,000(b)        5,344,840
Total                                                             23,985,170

Household products (1.2%)
Clorox                                            48,900(l)        2,391,699
Colgate-Palmolive                                146,500           8,072,150
Procter & Gamble                                  82,000           8,600,160
Total                                                             19,064,009

Insurance (4.2%)
ACE                                               95,500(c)        4,074,030
Allstate                                         218,600           9,937,556
American Intl Group                              239,100          17,059,784
Assurant                                          36,750(b)          924,263
Chubb                                             85,900           5,973,486
CIGNA                                             63,100           3,724,162
Endurance Specialty Holdings                     143,600(c)        5,103,544
First American                                    76,000           2,311,920
Hartford Financial Services Group                 32,300           2,057,510
Montpelier Re Holdings                            42,900(c)        1,597,596
St. Paul Companies                               156,900           6,277,569
Travelers Property Casualty Cl A                 186,900           3,205,335
Travelers Property Casualty Cl B                 102,811           1,775,546
Willis Group Holdings                             81,700(c)        3,039,240
Total                                                             67,061,541

Leisure time & entertainment (1.0%)
Mattel                                           207,000           3,817,080
Viacom Cl B                                      284,400          11,151,324
Total                                                             14,968,404

See accompanying notes to investments in securities.
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10   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Issuer                                            Shares             Value(a)

Machinery (0.8%)
AGCO                                             109,800(b)       $2,273,958
Caterpillar                                       54,600           4,317,222
Illinois Tool Works                               47,500           3,763,425
Ingersoll-Rand Cl A                               23,600(c)        1,596,540
Total                                                             11,951,145

Media (3.2%)
Cendant                                          298,000           7,268,220
Disney (Walt)                                    722,200          18,047,778
InterActiveCorp                                   73,700(b)        2,328,183
Liberty Media Cl A                               704,300(b)        7,712,085
Reader's Digest Assn                             120,300           1,693,824
Scripps (EW) Cl A                                 25,400           2,568,194
Time Warner                                      273,900(b)        4,617,954
Tribune                                          106,400           5,366,816
Total                                                             49,603,054

Metals (0.5%)
Alcan                                             57,200(c)        2,561,988
Alcoa                                            145,600           5,050,864
Total                                                              7,612,852

Multi-industry (1.5%)
Accenture Cl A                                   139,750(b,c)      3,465,800
Dover                                             73,400           2,845,718
General Electric                                 266,000           8,118,320
ITT Inds                                          31,600           2,412,028
Tyco Intl                                        247,000(c)        7,076,550
Total                                                             23,918,416

Paper & packaging (1.1%)
Avery Dennison                                    69,300           4,311,153
Bowater                                           91,700           4,000,871
Intl Paper                                        85,600           3,617,456
Weyerhaeuser                                      70,700           4,630,850
Total                                                             16,560,330

Real estate investment trust (0.5%)
Apartment Investment &
  Management Cl A                                 57,000           1,772,130
Equity Office Properties Trust                   182,400           5,269,536
Total                                                              7,041,666

Restaurants (0.7%)
Brinker Intl                                      43,600(b)        1,653,748
McDonald's                                       303,200           8,662,424
Total                                                             10,316,172

Retail -- general (1.2%)
BJ's Wholesale Club                               95,000(b)        2,417,750
Costco Wholesale                                  98,800(b)        3,710,928
Home Depot                                       115,400           4,311,344
Kohl's                                            18,850(b)          911,021
Sonic Automotive                                 129,500           3,243,975
Target                                           105,400           4,747,216
Total                                                             19,342,234

Retail -- grocery (0.4%)
Kroger                                           196,600(b)        3,271,424
Safeway                                          126,600(b)        2,605,428
Total                                                              5,876,852

Telecom equipment & services (0.8%)
Motorola                                         457,400           8,050,240
Nokia ADR                                        219,800(c)        4,457,544
Total                                                             12,507,784

Utilities -- electric (1.4%)
Dominion Resources                               131,200           8,436,160
Exelon                                           153,400          10,564,658
FirstEnergy                                       63,350           2,475,718
Total                                                             21,476,536

Utilities -- natural gas (0.2%)
ONEOK                                            117,900           2,658,645

Utilities -- telephone (2.7%)
BellSouth                                        231,600           6,413,005
KT ADR                                           231,300(c)        4,403,952
SBC Communications                               530,500          13,018,470
Sprint (PCS Group)                               432,200(b)        3,976,240
Verizon Communications                           379,000          13,848,660
Total                                                             41,660,327

Total common stocks
(Cost: $861,878,085)                                            $978,081,781

Preferred stock (--%)
Issuer                                            Shares             Value(a)

Intermedia Communications
   13.50% Series B                                     1(b)               $3

Total preferred stock
(Cost: $605)                                                              $3

See accompanying notes to investments in securities.

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11   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Bonds (34.9%)
Issuer                  Coupon                   Principal           Value(a)
                         rate                     amount

Foreign government (0.7%)
Bundesobligation
  (European Monetary Unit)
   02-17-06               5.00%                  5,370,000(c)     $6,955,090
United Mexican States
  (U.S. Dollar)
   01-16-13               6.38                   3,190,000(c)      3,449,188
   03-03-15               6.63                     120,000(c)        130,680
Total                                                             10,534,958

U.S. government obligations & agencies (9.1%)
Federal Home Loan Bank
   06-14-13               3.88                   7,855,000         7,716,234
Federal Home Loan Mtge Corp
   08-15-06               2.75                  13,080,000        13,321,444
   12-20-07               3.53                   8,700,000         8,950,873
   11-15-13               4.88                   7,775,000         8,147,018
   01-15-14               4.50                   9,860,000        10,000,998
Federal Natl Mtge Assn
   11-17-08               3.88                   4,375,000         4,472,431
   04-01-34               5.00                   1,100,000(k)      1,148,813
Student Loan Mtge Assn
   07-25-39               3.46                   1,100,000(d)      1,109,453
U.S. Treasury
   05-31-05               1.25                     700,000           700,217
   11-15-05               5.75                     830,000           887,808
   02-15-07               2.25                   5,908,000(l)      5,958,313
   03-15-09               2.63                   5,778,000         5,736,456
   02-15-14               4.00                   4,490,000         4,548,931
   08-15-23               6.25                  32,385,000(l)     38,506,510
   02-15-26               6.00                  26,174,000(l)     30,345,481
Total                                                            141,550,980

Commercial mortgage-backed/Asset-backed
securities (2.0%)(f)
Aesop Funding II LLC
  Series 2002-1A Cl A1
   10-20-06               3.85                   1,000,000         1,029,472
  Series 2003-3A Cl A3
   07-20-09               3.72                   1,300,000         1,324,926
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
   01-25-34               6.00                   1,470,915         1,530,089
Bear Stearns
  Series 2003-T10 Cl A1
   03-13-40               4.00                   1,144,359         1,169,284
Centex Home Equity
  Series 2004-A Cl AF3
   04-25-28               3.26                     500,000           506,875
CS First Boston Mtge Securities
  Series 2003-8 Cl 5A1
   04-25-33               6.50                   2,010,720         2,105,224
  Series 2004-C1 Cl A2
   01-15-37               3.52                   2,000,000         2,026,285
Greenwich Capital Commercial Funding
  Series 2003-C2 Cl A2
   01-05-36               4.02                   2,200,000         2,261,036
J.P. Morgan Chase Commercial Mtge Securities
  Series 2003-CB6 Cl A2
   07-12-37               5.26                     800,000           852,103
KSL Resorts
  Series 2003-1A Cl C
   05-15-13               1.99                     500,000(d)        500,000
LB-UBS Commercial Mtge Trust
  Series 2002-C2 Cl A3
   06-15-26               5.39                   1,035,000         1,125,271
  Series 2002-C2 Cl A4
   06-15-31               5.59                     690,000           755,273
  Series 2002-C8 Cl A3
   11-15-27               4.83                     440,000           461,556
  Series 2003-C3 Cl A2
   05-15-27               3.09                   2,200,000         2,203,991
  Series 2003-C8 Cl A2
   11-15-27               4.21                     240,000           249,022
  Series 2004-C2 Cl A2
   03-01-29               3.25                   1,560,000(k)      1,559,208
Morgan Stanley Capital 1
  Series 2003-IQ4 Cl A1
   05-15-40               3.27                   1,903,256         1,885,485
  Series 2004-T13 Cl A2
   09-13-45               3.94                   1,100,000         1,119,338
Morgan Stanley, Dean Witter Capital 1
  Series 2002-TOP7 Cl A2
   01-15-39               5.98                     830,000           929,481
Nissan Auto Receivables Owner Trust
  Series 2003-A Cl A4
   07-15-08               2.61                     350,000           354,482
Residential Asset Securities
  Series 2002-KS1 Cl AI4
   11-25-29               5.86                   1,200,000         1,233,948

See accompanying notes to investments in securities.

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12   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Issuer                  Coupon                   Principal           Value(a)
                         rate                     amount

Commercial mortgage-backed/Asset-backed
securities (cont.)
Structured Adjustable Rate Mtge Loan
  Series 2004-3AC
   03-25-34               4.94%                   $999,641(j)     $1,022,368
Structured Asset Securities
  Series 2003-33H Cl 1A1
   10-25-33               5.50                   1,337,536         1,356,125
WFS Financial Owner Trust
  Series 2002-2, Cl A4 (FSA Insured)
   02-20-10               4.50                   3,335,000(m)      3,468,155
Total                                                             31,028,997

Mortgage-backed securities (11.9%)(f,n)
Collateralized Mtge Obligation Trust
   12-20-14               9.95                     410,157           411,250
Federal Home Loan Mtge Corp
   07-01-08               6.75                      26,670            27,792
   06-01-09               5.50                     725,995           761,797
   01-01-11               6.50                   2,062,934         2,197,446
   09-27-12               3.61                   1,070,000         1,093,950
   05-01-17               6.00                   2,328,441         2,454,366
   07-01-17               6.00                   2,165,222         2,282,320
   07-01-17               7.00                   3,340,643         3,571,524
   12-01-17               5.50                   2,311,421         2,411,131
   05-01-18               5.50                     885,463           923,512
   08-01-18               5.00                   1,200,256         1,236,859
   10-01-18               5.00                   2,778,547         2,867,612
   10-01-31               6.00                   2,823,784         2,936,018
   04-01-32               6.00                   1,638,186         1,703,297
   06-01-32               7.00                   2,326,201         2,499,520
   07-01-32               7.00                   3,770,462         3,997,787
   04-01-33               6.00                   5,665,756         5,922,440
   05-01-33               5.50                   1,881,519         1,929,736
   06-01-33               5.50                   2,936,609         3,011,864
   09-01-33               4.56                   1,543,663         1,546,410
  Collateralized Mtge Obligation
   07-15-16               4.00                   1,200,000         1,212,327
   10-15-18               4.00                     900,000           848,142
   10-15-18               5.00                   1,100,000         1,144,081
   11-15-18               5.00                   2,800,000         2,916,366
   01-15-19               5.00                   2,200,000         2,293,020
   02-15-19               4.50                     289,288           289,485
   02-15-27               5.00                   1,600,000         1,664,246
   11-15-28               4.50                   1,088,810         1,117,706
   02-15-33               5.50                   1,577,433         1,669,996
  Interest Only
   02-15-14               0.00                     800,000(g)         74,632
   06-15-18              33.23                     600,136(g)         43,818
   10-15-22               0.00                   2,645,408(g)        271,630
  Trust Series Z
   11-15-23               6.50                      40,062(i)         42,771
Federal Natl Mtge Assn
   11-01-12               4.79                   4,790,000         4,985,952
   01-01-13               4.78                   1,515,000         1,576,699
   01-01-13               4.92                     507,332           537,320
   02-01-13               4.83                     901,530           949,075
   06-01-13               4.85                   1,365,909         1,435,954
   01-01-14               4.84                     748,367           781,752
   01-01-14               4.89                   1,995,500         2,103,138
   02-01-14               7.50                      99,369           104,399
   03-01-17               6.50                   2,030,364         2,160,906
   09-01-17               6.00                   4,566,408         4,812,984
   02-01-18               5.50                   1,715,020         1,794,046
   03-01-18               5.50                     959,914         1,004,779
   04-01-18               5.50                   1,879,860         1,965,438
   06-01-18               5.00                   3,199,786         3,299,861
   07-01-18               4.50                   2,888,555         2,927,835
   08-01-18               5.50                   1,922,586         2,009,513
   01-01-19               5.00                   1,965,788         2,029,733
   04-01-19               4.50                   4,600,000(k)      4,656,065
   04-01-19               5.00                   3,330,000(k)      3,422,614
   07-01-23               5.00                   1,390,941         1,417,278
   07-01-23               5.50                   2,398,953         2,479,142
   09-01-23               5.50                   2,363,703         2,442,714
   10-01-23               5.50                   1,861,568         1,915,147
   06-01-24               9.00                     633,490           705,808
   08-01-25               7.50                   1,212,203         1,303,637
   07-01-28               5.50                   1,328,912         1,367,456
   07-01-30               8.50                         892               964
   06-01-31               7.00                   2,573,885         2,753,382
   03-01-32               7.50                     727,671           779,759
   06-01-32               7.50                   1,007,429         1,079,516
   07-01-32               6.50                     529,002           557,572
   08-01-32               7.00                     377,513           400,632
   09-01-32               6.50                   2,610,726         2,759,142
   11-01-32               6.00                   2,304,751         2,407,648
   01-01-33               6.00                   4,122,657         4,307,835
   02-01-33               6.50                   1,740,487         1,828,592
   03-01-33               5.50                   2,850,005         2,927,019

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Issuer                  Coupon                   Principal           Value(a)
                         rate                     amount

Mortgage-backed securities (cont.)
Federal Home Loan Mtge Corp (cont.)
   03-01-33               6.00%                 $4,982,320        $5,200,131
   04-01-33               5.50                   2,797,576         2,867,943
   04-01-33               6.00                   5,829,079         6,093,939
   05-01-33               5.50                   1,871,341         1,921,643
   07-01-33               5.50                   3,151,653         3,236,017
   10-01-33               6.50                   3,634,749         3,844,031
   12-01-33               5.00                   2,661,871         2,676,268
   12-01-33               6.50                   2,231,770         2,357,308
   01-01-34               4.80                   1,596,582(j)      1,657,386
   01-01-34               6.50                   2,893,127         3,064,908
   05-01-34               5.50                   6,775,000(k)      6,921,082
  Collateralized Mtge Obligation
   04-25-12               5.34                   3,200,000         3,474,609
   11-25-12               4.49                     865,000           884,024
   05-25-16               4.00                   1,500,000         1,525,313
   07-25-16               4.00                   1,200,000         1,211,719
   07-25-26               5.50                   6,106,500         6,418,447
   12-25-26               8.00                   1,097,293         1,199,947
   05-25-34               5.00                   1,700,000         1,789,250
   09-25-42               5.00                     920,000           956,752
  Interest Only
   12-25-12               0.00                     761,357(g)         52,337
Govt Natl Mtge Assn
   05-15-33               6.00                   1,576,683         1,647,267
   10-15-33               5.50                   1,946,158         2,003,594
   03-20-34               6.50                   1,100,000         1,160,844
  Collateralized Mtge Obligation
  Interest Only
   01-20-32              13.03                     750,309(g)         61,706
   08-20-32               9.42                   2,848,231(g)        321,812
Total                                                            193,914,434

Aerospace & defense (0.1%)
Alliant Techsystems
   05-15-11               8.50                      50,000            55,250
DRS Technologies
  Sr Sub Nts
   11-01-13               6.88                     200,000(d)        208,000
L-3 Communications
   06-15-12               7.63                     250,000           275,000
   07-15-13               6.13                     175,000           180,688
Raytheon
   11-01-08               6.15                     360,000           400,239
   04-01-13               5.38                     420,000           439,647
TD Funding
   07-15-11               8.38                     235,000           249,100
Total                                                              1,807,924

Airlines (--%)
Northwest Airlines
  Series 1999-1A
   02-01-20               6.81                     205,646           190,313

Automotive & related (0.2%)
DaimlerChrysler NA Holding
   01-15-08               4.75                     320,000           333,392
   06-04-08               4.05                     180,000           182,023
   11-15-13               6.50                   1,250,000         1,351,113
Ford Motor
   02-01-29               6.38                   1,480,000         1,317,737
Total                                                              3,184,265

Banks and savings & loans (0.8%)
ANZ Capital Trust I
   12-31-49               5.36                   1,070,000(d)      1,100,137
Banknorth Group
  Sr Nts
   05-01-08               3.75                     590,000           598,797
Golden West Financial
  Sr Nts
   10-01-12               4.75                     430,000           445,025
J.P. Morgan Chase
   03-15-09               3.50                   1,350,000         1,358,703
US Bank Natl Assn Minnesota
   08-01-11               6.38                   1,970,000         2,251,060
Washington Mutual Bank FA
  Sub Nts
   06-15-11               6.88                   2,220,000         2,589,579
Wells Fargo Bank NA
  Sub Nts
   02-01-11               6.45                   3,570,000         4,105,449
Total                                                             12,448,750

Beverages & tobacco (--%)
Cott Beverages
   12-15-11               8.00                     325,000           357,500

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
14   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Issuer                  Coupon                   Principal           Value(a)
                         rate                     amount

Broker dealers (0.4%)
Goldman Sachs Group
   04-01-13               5.25%                   $920,000          $957,410
   07-15-13               4.75                     200,000           200,454
Merrill Lynch & Co
   11-04-10               4.50                   1,220,000         1,260,515
Morgan Stanley
   01-15-09               3.88                   1,040,000         1,060,894
   05-15-10               4.25                   1,320,000         1,356,186
   03-01-13               5.30                     330,000           347,483
  Sub Nts
   04-01-14               4.75                   1,330,000         1,304,238
Total                                                              6,487,180

Building materials & construction (0.1%)
Associated Materials
   04-15-12               9.75                     170,000           187,850
Louisiana Pacific
  Sr Nts
   08-15-10               8.88                     165,000           206,250
Norcraft Companies LP/Finance
  Sr Sub Nts
   11-01-11               9.00                     230,000(d)        244,950
Nortek Holdings
  Sr Sub Nts Series B
   06-15-11               9.88                     175,000           196,875
Ryland Group
  Sr Nts
   06-01-08               5.38                     310,000           327,050
Total                                                              1,162,975

Cable (0.4%)
Comcast
   03-15-11               5.50                   2,125,000         2,251,948
Comcast Cable Communications
   11-15-08               6.20                   2,130,000         2,357,450
CSC Holdings
  Sr Nts
   12-15-07               7.88                     150,000           161,250
   04-15-12               6.75                      75,000(d,k)       76,031
  Sr Nts Series B
   04-01-11               7.63                     150,000           158,250
DirectTV Holdings/Finance
  Sr Nts
   03-15-13               8.38                     150,000           171,375
EchoStar DBS
  Sr Nts
   10-01-08               5.75                     200,000(d)        206,000
Videotron Ltee
  (U.S. Dollar)
   01-15-14               6.88                     170,000(c)        177,650
Total                                                              5,559,954

Cellular telecommunications (0.1%)
AT&T Wireless Services
  Sr Nts
   03-01-11               7.88                     735,000           876,515
Nextel Communications
  Sr Nts
   10-31-13               6.88                     550,000           585,750
Total                                                              1,462,265

Chemicals (0.1%)
Airgas
   10-01-11               9.13                     150,000           170,250
  Sr Sub Nts
   07-15-14               6.25                      35,000(d)         36,050
Compass Minerals Group
   08-15-11              10.00                     200,000           227,000
Georgia Gulf
  Sr Nts
   12-15-13               7.13                     165,000(d)        175,313
MacDermid
   07-15-11               9.13                     200,000           225,500
Total                                                                834,113

Computer hardware (--%)
Seagate Technology HDD Holdings
  (U.S. Dollar)
   05-15-09               8.00                     150,000(c)        163,875

Energy (0.3%)
Amerada Hess
   08-15-11               6.65                   1,080,000         1,193,332
Chesapeake Energy
  Sr Nts
   01-15-16               6.88                      75,000            78,750
   01-15-16               6.88                     215,000(d)        226,288
Gulfterra Energy Partner
  Sr Nts
   06-01-10               6.25                     505,000           550,450
Newfield Exploration
  Sr Sub Nts
   08-15-12               8.38                     520,000           587,600

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
15   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Issuer                  Coupon                   Principal           Value(a)
                         rate                     amount

Energy (cont.)
Pemex Project Funding Master Trust
   12-15-14               7.38%                 $1,180,000        $1,302,766
Tom Brown
   09-15-13               7.25                      20,000            21,800
XTO Energy
  Sr Nts
   04-15-12               7.50                     190,000           225,931
   04-15-13               6.25                   1,105,000         1,220,484
Total                                                              5,407,401

Energy equipment & services (0.1%)
Grant Prideco Escrow
   12-15-09               9.00                     150,000           169,125
Halliburton
   10-15-10               5.50                     570,000(d)        603,709
Key Energy Services
  Series C
   03-01-08               8.38                     160,000           170,400
  Sr Nts
   05-01-13               6.38                      90,000            92,250
Offshore Logistics
   06-15-13               6.13                     350,000           348,250
Total                                                              1,383,734

Finance companies (0.7%)
Citigroup
   02-01-08               3.50                   1,940,000         1,982,137
  Sub Nts
   10-01-10               7.25                     940,000         1,119,504
Ford Motor Credit
   10-01-13               7.00                   1,215,000         1,284,048
GMAC
   09-15-11               6.88                   4,540,000         4,925,496
   02-01-12               7.00                   1,880,000         2,043,154
Total                                                             11,354,339

Financial services (0.8%)
California State Teachers' Retirement System Trust
  Series 2002-C6 Cl A3
   11-20-14               4.46                   3,419,745         3,558,484
Capital One Bank
  Sr Nts
   02-01-06               6.88                     250,000           270,077
HSBC Holdings
  (U.S. Dollar) Sub Nts
   12-12-12               5.25                   4,090,000(c)      4,316,957
Master Alternative Loans Trust
  Series 2004-24-2A1
   04-30-34               6.00                   2,200,000(k)      2,277,688
TIAA Global Markets
   01-22-08               3.88                   1,890,000(d)      1,958,588
Toyota Motor Credit
   12-15-10               4.35                      30,000            31,423
Total                                                             12,413,217

Food (0.4%)
Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
   02-15-11              10.75                     100,000(c,d)      108,000
Chiquita Brands Intl
  Sr Nts
   03-15-09              10.56                     175,000           193,375
Del Monte
  Sr Sub Nts
   12-15-12               8.63                     225,000           252,000
Kellogg
  Sr Nts
   06-01-08               2.88                   3,295,000         3,263,071
Kraft Foods
   10-01-08               4.00                   2,950,000         3,038,618
Total                                                              6,855,064

Health care products (0.1%)
Apogent Technologies
  Sr Sub Nts
   05-15-13               6.50                     190,000           202,350
Wyeth
   02-01-14               5.50                   1,050,000         1,099,413
Total                                                              1,301,763

Health care services (0.1%)
Fisher Scientific Intl
  Sr Sub Nts
   09-01-13               8.00                      25,000(d)         28,063
   09-01-13               8.00                     165,000           185,213
HCA
   03-15-14               5.75                     720,000           719,411
NeighborCare
  Sr Sub Nts
   11-15-13               6.88                     270,000(d)        281,475
Omnicare
  Sr Sub Nts
   06-01-13               6.13                     360,000           375,300

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
16   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Issuer                  Coupon                   Principal           Value(a)
                         rate                     amount

Health care services (cont.)
Province Healthcare
  Sr Sub Nts
   06-01-13               7.50%                    $50,000           $52,000
Service Corp Intl
  Sr Nts
   04-01-16               6.75                      75,000(d,k)       75,493
Triad Hospitals
  Sr Sub Nts
   11-15-13               7.00                     275,000(d)        281,875
Total                                                              1,998,830

Home building (0.1%)
D.R. Horton
   12-01-07               7.50                     100,000           112,000
   01-15-09               5.00                     270,000           279,450
   07-01-13               5.88                     200,000           208,000
Meritage
   06-01-11               9.75                     200,000           227,000
NVR
  Sr Nts
   06-15-10               5.00                     500,000           502,500
Total                                                              1,328,950

Household products (--%)
Scotts
  Sr Sub Nts
   11-15-13               6.63                     160,000(d)        168,000

Industrial services (--%)
Allied Waste North America
   11-15-10               6.50                      50,000(d)         51,063
   02-15-14               6.13                     100,000(d)         96,625
  Sr Nts
   04-15-13               7.88                     370,000           404,225
Total                                                                551,913

Industrial transportation (0.2%)
Canadian Natl Railways
  (U.S. Dollar)
   10-15-11               6.38                   1,495,000(c)      1,705,669
FedEx
   04-01-09               3.50                     840,000(d)        838,826
Total                                                              2,544,495

Insurance (0.7%)
ASIF Global Financing
   11-26-07               3.85                   1,820,000(d)      1,887,382
   01-17-13               4.90                   5,335,000(d)      5,480,805
Berkshire Hathaway
   10-15-13               4.63                   1,775,000(d)      1,807,358
MassMutual Global Funding II
   07-15-08               2.55                     430,000(d)        420,752
Met Life Global Funding I
   06-19-08               2.60                   1,470,000(d)      1,442,261
Pacific Life
   09-15-33               6.60                     270,000(d)        297,554
Total                                                             11,336,112

Leisure time & entertainment (0.4%)
Historic TW
   05-15-29               6.63                   1,930,000         2,016,669
Speedway Motorsports
  Sr Sub Nts
   06-01-13               6.75                     300,000           318,000
Time Warner
   05-01-12               6.88                   1,240,000         1,418,577
   05-01-32               7.70                     800,000           945,718
Vail Resorts
  Sr Sub Nts
   02-15-14               6.75                     150,000(d)        150,375
Viacom
   05-15-11               6.63                   1,230,000         1,416,110
Total                                                              6,265,449

Lodging & gaming (0.2%)
Boyd Gaming
  Sr Sub Nts
   04-15-14               6.75                     195,000(d,k)      197,073
Caesars Entertainment
  Sr Sub Nts
   05-15-11               8.13                     415,000           474,137
Choctaw Resort Development Enterprises
  Sr Nts
   04-01-09               9.25                     125,000           135,000
Coast Hotels & Casino
   04-01-09               9.50                      75,000            78,750
Hilton Hotels
   12-01-12               7.63                     290,000           333,500
MGM Mirage
   10-01-09               6.00                     450,000           472,500
  Sr Nts
   02-27-14               5.88                      85,000            84,788

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
17   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Issuer                  Coupon                   Principal           Value(a)
                         rate                     amount

Lodging & gaming (cont.)
Mohegan Tribal Gaming
  Sr Sub Nts
   04-01-12               8.00%                   $380,000          $419,900
Station Casinos
  Sr Nts
   04-01-12               6.00                     360,000(d)        370,800
Total                                                              2,566,448

Machinery (--%)
Joy Global
  Series B
   03-15-12               8.75                     125,000           140,625
Manitowoc
   11-01-13               7.13                      25,000            26,625
Terex
   01-15-14               7.38                     150,000(d)        160,875
Total                                                                328,125

Media (0.4%)
CanWest Media
  (U.S. Dollar) Series B
   04-15-13               7.63                     175,000(c)        190,750
CBD Media/Finance
   06-01-11               8.63                     140,000           153,650
Corus Entertainment
  (U.S. Dollar) Sr Sub Nts
   03-01-12               8.75                     350,000(c)        387,625
Dex Media East LLC/Finance
   11-15-09               9.88                     100,000           112,500
Dex Media West/Finance
  Sr Nts
   08-15-10               8.50                      55,000(d)         60,500
Donnelley (RR) & Sons
   04-01-14               4.95                   1,840,000(d)      1,864,692
Gray Television
   12-15-11               9.25                     200,000           223,500
Hollinger Intl Publishing
  Sr Nts
   12-15-10               9.00                     115,000           126,500
Lamar Media
   01-01-13               7.25                     240,000           260,400
Lin Television
  Sr Sub Nts
   05-15-13               6.50                     350,000           363,125
Morris Publishing
  Sr Sub Nts
   08-01-13               7.00                      80,000(d)         82,400
Nexstar Finance LLC
   04-01-08              12.00                      75,000            84,375
Quebecor Media
  (U.S. Dollar) Sr Nts
   07-15-11              11.13                      35,000(c)         40,163
Radio One
  Series B
   07-01-11               8.88                     300,000           333,000
Salem Communication Holding
  Series B
   07-01-11               9.00                      75,000            81,844
Shaw Communications
  (U.S. Dollar) Sr Nts
   04-06-11               7.25                     275,000(c)        308,000
Sinclair Broadcast Group
   03-15-12               8.00                     275,000           298,031
Sun Media
  (U.S. Dollar)
   02-15-13               7.63                     275,000(c)        299,063
Susquehanna Media
  Sr Sub Nts
   04-15-13               7.38                     200,000           212,250
Vivendi Universal
  (U.S. Dollar) Sr Nts
   07-15-08               6.25                     810,000(c)        878,850
Total                                                              6,361,218

Metals (--%)
Jorgensen Earle M.
   06-01-12               9.75                      50,000            56,250
Peabody Energy
  Series B
   03-15-13               6.88                     200,000           216,000
United States Steel
  Sr Nts
   05-15-10               9.75                     175,000           199,500
Total                                                                471,750

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
18   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Issuer                  Coupon                   Principal           Value(a)
                         rate                     amount

Multi-industry (0.1%)
SPX
  Sr Nts
   06-15-11               6.25%                   $445,000          $460,575
Tyco Intl Group
  (U.S. Dollar)
   02-15-11               6.75                     285,000(c)        317,371
  (U.S. Dollar) Sr Nts
   11-15-13               6.00                   1,290,000(c,d)    1,360,212
Total                                                              2,138,158

Paper & packaging (0.5%)
Abitibi-Consolidated
  (U.S. Dollar)
   06-20-13               6.00                     360,000(c)        337,234
Ball
   12-15-12               6.88                     245,000           264,906
Boise Cascade
  Sr Nts
   11-01-10               6.50                      35,000            37,369
Cascades
  (U.S. Dollar) Sr Nts
   02-15-13               7.25                     215,000(c)        226,288
Domtar
  (U.S. Dollar)
   12-01-13               5.38                     635,000(c)        642,988
Georgia-Pacific
   02-01-10               8.88                     295,000           344,413
Graphic Packaging Intl
  Sr Nts
   08-15-11               8.50                      80,000            89,200
Intl Paper
   04-01-10               4.00                   1,330,000         1,323,057
MeadWestvaco
   04-01-12               6.85                     530,000           595,036
Norampac
  (U.S. Dollar) Sr Nts
   06-01-13               6.75                     250,000(c)        265,000
Norske Skog Canada
  (U.S. Dollar) Sr Nts
   03-01-14               7.38                     155,000(c,d)      159,650
Owens-Brockway Glass
   05-15-11               7.75                     275,000           287,375
Silgan Holdings
  Sr Sub Nts
   11-15-13               6.75                     400,000           412,000
Stone Container
  Sr Nts
   07-01-12               8.38                     270,000           294,300
Weyerhaeuser
   03-15-07               6.13                     240,000           262,562
   03-15-12               6.75                   1,395,000         1,575,861
Total                                                              7,117,239

Real estate investment trust (--%)
Host Marriott LP
  Sr Nts
   11-01-13               7.13                     175,000           181,563

Restaurants (--%)
Dominos
  Sr Sub Nts
   07-01-11               8.25                     200,000           215,000

Retail -- general (0.2%)
CSK Auto
   01-15-14               7.00                     140,000(d)        140,700
United Auto Group
   03-15-12               9.63                     240,000           267,600
Wal-Mart Stores
   02-15-11               4.13                   2,480,000         2,516,208
William Carter
  Series B
   08-15-11              10.88                     315,000           366,188
Total                                                              3,290,696

Retail -- grocery (--%)
Kroger
  02-01-13                5.50                     380,000           399,239

Telecom equipment & services (0.4%)
Cincinnati Bell
   07-15-13               7.25                     275,000           277,750
Cingular Wireless LLC
  Sr Nts
   12-15-11               6.50                   1,010,000         1,132,269
Qwest
   11-01-04               7.20                     100,000           102,500
   03-15-12               9.13                     275,000(d)        312,125
Rogers Wireless
  (U.S. Dollar)
   03-01-14               6.38                     255,000(c,d)      260,100

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
19   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Issuer                  Coupon                   Principal           Value(a)
                         rate                     amount

Telecom equipment & services (cont.)
Sprint Capital
   11-15-28               6.88%                 $2,080,000        $2,160,061
Telus
  (U.S. Dollar)
   06-01-07               7.50                   1,480,000(c)      1,683,464
Total                                                              5,928,269

Utilities -- electric (1.5%)
Centerpoint Energy
   02-15-11               7.75                     160,000           182,396
CenterPoint Energy
  Houston Electric LLC
   01-15-14               5.75                      50,000            53,632
Cleveland Electric Illuminating
  Sr Nts
   12-15-13               5.65                     740,000(d)        762,258
Columbus Southern Power
  Sr Nts Series C
   03-01-13               5.50                     240,000           255,792
Commonwealth Edison
   02-01-08               3.70                     420,000           431,222
  1st Mtge
   08-15-10               4.74                     360,000           377,554
Consumers Energy
  1st Mtge Series C
   04-15-08               4.25                   2,400,000         2,471,513
Dayton Power & Light
  1st Mtge
   10-01-13               5.13                   1,440,000(d)      1,487,678
Dominion Resources
  Sr Nts Series F
   08-01-33               5.25                   1,100,000         1,119,759
DPL
  Sr Nts
   09-01-11               6.88                     165,000           167,475
Duke Energy
  1st Mtge
   03-05-08               3.75                   2,400,000         2,461,104
  Sr Nts
   10-01-08               4.20                   2,620,000         2,683,412
Florida Power
  1st Mtge
   03-01-13               4.80                   2,305,000         2,362,233
Indianapolis Power & Light
  1st Mtge
   07-01-13               6.30                     390,000(d)        427,456
IPALCO Enterprises
   11-14-08               8.38                     500,000           555,000
   11-14-11               8.63                     135,000           151,875
Metropolitan Edison
   03-15-13               4.95                     780,000           790,160
  1st Mtge
   04-01-14               4.88                     280,000(d)        278,599
Northern States Power
  1st Mtge
   08-01-10               4.75                     950,000           999,315
Northern States Power -- Minnesota
  1st Mtge Series B
   08-28-12               8.00                     470,000           590,067
Ohio Power
  Sr Nts Series F
   02-15-13               5.50                     360,000           383,846
  Sr Nts Series H
   01-15-14               4.85                     910,000           919,928
Pacific Gas & Electric
  1st Mtge
   03-01-34               6.05                     800,000           808,056
Public Service Co of Colorado
   10-01-08               4.38                     825,000           864,188
   03-01-13               4.88                     220,000           226,888
   04-01-14               5.50                     490,000           525,405
Southern Cal Edison
  1st Mtge
   01-15-14               5.00                     370,000           379,793
Tampa Electric
   08-15-07               5.38                     140,000           149,602
Total                                                             22,866,206

Utilities -- natural gas (0.3%)
ANR Pipeline
   03-15-10               8.88                     270,000           299,700
Consolidated Natural Gas
  Sr Nts
   04-15-11               6.85                     240,000           276,958
El Paso Natl Gas
  Sr Nts Series A
   08-01-10               7.63                     115,000           118,450
NiSource Finance
   11-01-06               3.20                     530,000           539,508
  Sr Nts
   03-01-13               6.15                     830,000           908,073
Northwest Pipeline
   03-01-10               8.13                     370,000           408,850

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
20   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Issuer                  Coupon                   Principal           Value(a)
                         rate                     amount

Utilities -- natural gas (cont.)
Southern Natural Gas
   03-15-10               8.88%                   $350,000          $388,500
Texas Eastern Transmission
  Sr Nts
   07-15-07               5.25                     510,000           546,022
Transcontinental Gas Pipeline
  Series B
   08-15-11               7.00                     450,000           486,000
Williams Companies
   03-15-12               8.13                     300,000           331,125
Total                                                              4,303,186

Utilities -- telephone (1.0%)
AT&T
  Sr Nts
   11-15-11               8.05                     661,000           772,725
British Telecom
  (U.S. Dollar)
   12-15-10               8.38                     640,000(c)        790,882
Deutsche Telekom Intl Finance
  (U.S. Dollar)
   06-15-10               8.50                     625,000(c)        767,314
   07-22-13               5.25                   1,640,000(c)      1,704,862
France Telecom
  (U.S. Dollar)
   03-01-11               8.75                     670,000(c,h)      818,276
Telecom Italia Capital
  (U.S. Dollar)
   11-15-13               5.25                   2,170,000(c,d)    2,237,786
   11-15-33               6.38                     320,000(c,d)      334,357
Verizon New England
  Sr Nts
   09-15-11               6.50                   1,155,000         1,302,944
Verizon New York
  Series A
   04-01-12               6.88                   1,565,000         1,780,710
Verizon Pennsylvania
  Series A
   11-15-11               5.65                   5,265,000         5,655,295
Total                                                             16,165,151

Total bonds
(Cost: $534,956,126)                                            $545,929,998

Short-term securities (4.1%)
Issuer                Annualized                  Amount             Value(a)
                     yield on date              payable at
                      of purchase                maturity

U.S. government agency (1.6%)
Federal Natl Mtge Assn Disc Nt
   05-03-04               1.03%                $24,700,000       $24,677,953

Commercial paper (2.5%)
Abbey Natl North America LLC
   04-01-04               1.07                   2,600,000         2,599,923
Bank of America
   05-03-04               1.05                  13,100,000        13,087,833
Greyhawk Funding LLC
   05-14-04               1.04                   6,000,000(e)      5,992,398
Morgan Stanley
   04-23-04               1.04                   9,000,000         8,994,039
SPARC LLC
   04-19-04               1.05                   4,000,000(e)      3,997,784
   05-10-04               1.06                   5,000,000(e)      4,994,111
Total                                                             39,666,088

Total short-term securities
(Cost: $64,344,254)                                              $64,344,041

Total investments in securities
(Cost: $1,461,179,070)(o)                                     $1,588,355,823

See accompanying notes to investments in securities.
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21   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated. As of March 31, 2004, the value of foreign securities represented 6.1% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2004, the value of these securities amounted to $30,357,687 or 1.9% of net assets.

(e) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2004, the value of these securities amounted to $14,984,293 or 1.0% of net assets.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows as of March 31, 2004.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on March 31, 2004.

(i) This security is a collateralized mortgage obligation that pays no interest or principal during its initial accrual period until previous series within the trust have been paid off. Interest is accrued at an effective yield; similar to a zero coupon bond.

(j) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on March 31, 2004.

(k) At March 31, 2004, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $20,394,725.

(l) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 4 to the financial statements):

     Type of security                                         Notional amount
     Sale contracts
     U.S. Treasury Notes, June 2004, 10-year                      $71,900,000
     U.S. Treasury Bonds, June 2004, 20-year                        7,000,000

--------------------------------------------------------------------------------
22   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

(m) The following abbreviation is used in the portfolio security description to identify the insurer of the issue:

     FSA -- Financial Security Assurance

(n) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitment as of March 31, 2004:

                                Principal Settlement   Proceeds
     Security                    amount      date     receivable      Value
     Federal Natl Mtge Assn    $7,000,000   4-15-04   $7,284,375   $7,282,170
     04-01-34 6.00%

(o) At March 31, 2004, the cost of securities for federal income tax purposes was approximately $1,461,179,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $144,096,000
     Unrealized depreciation                                      (16,919,000)
                                                                  -----------
     Net unrealized appreciation                                 $127,177,000
                                                                 ------------

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23   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Balanced Portfolio

March 31, 2004 (Unaudited)
Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,461,179,070)                                                $1,588,355,823
Dividends and accrued interest receivable                                               6,120,020
Receivable for investment securities sold                                              40,397,090
                                                                                       ----------
Total assets                                                                        1,634,872,933
                                                                                    -------------
Liabilities
Disbursements in excess of cash on demand deposit                                          86,510
Payable for investment securities purchased                                            57,966,479
Payable upon return of securities loaned (Note 6)                                       6,230,500
Accrued investment management services fee                                                 22,261
Other accrued expenses                                                                     60,342
Forward sale commitments, at value (proceeds receivable $7,284,375) (Note 1)            7,282,170
                                                                                        ---------
Total liabilities                                                                      71,648,262
                                                                                       ----------
Net assets                                                                         $1,563,224,671
                                                                                   ==============
* Including securities on loan, at value (Note 6)                                  $    6,001,908
                                                                                   --------------

See accompanying notes to financial statements.

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24   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Statement of operations
Balanced Portfolio

Six months ended March 31, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                            $ 11,247,542
Interest                                                                               12,221,213
Fee income from securities lending (Note 6)                                                19,487
   Less foreign taxes withheld                                                            (44,297)
                                                                                          -------
Total income                                                                           23,443,945
                                                                                       ----------
Expenses (Note 2):
Investment management services fee                                                      4,037,361
Compensation of board members                                                               6,683
Custodian fees                                                                             94,500
Audit fees                                                                                 16,875
Other                                                                                      15,561
                                                                                           ------
Total expenses                                                                          4,170,980
   Earnings credits on cash balances (Note 2)                                                (366)
                                                                                             ----
Total net expenses                                                                      4,170,614
                                                                                        ---------
Investment income (loss) -- net                                                        19,273,331
                                                                                       ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                      39,747,698
   Foreign currency transactions                                                          (21,489)
   Futures contracts                                                                   (4,412,078)
   Options contracts written (Note 5)                                                     161,638
                                                                                          -------
Net realized gain (loss) on investments                                                35,475,769
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 110,441,178
                                                                                      -----------
Net gain (loss) on investments and foreign currencies                                 145,916,947
                                                                                      -----------
Net increase (decrease) in net assets resulting from operations                      $165,190,278
                                                                                     ============

See accompanying notes to financial statements.

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25   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
Balanced Portfolio

                                                                                     March 31, 2004     Sept. 30, 2003
                                                                                    Six months ended      Year ended
                                                                                       (Unaudited)
Operations
Investment income (loss) -- net                                                    $   19,273,331        $   40,101,122
Net realized gain (loss) on investments                                                35,475,769           (86,061,983)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                 110,441,178           296,080,432
                                                                                      -----------           -----------
Net increase (decrease) in net assets resulting from operations                       165,190,278           250,119,571
                                                                                      -----------           -----------
Proceeds from contributions                                                             8,162,612            26,114,230
Fair value of withdrawals                                                            (171,002,820)         (305,835,948)
                                                                                     ------------          ------------
Net contributions (withdrawals) from partners                                        (162,840,208)         (279,721,718)
                                                                                     ------------          ------------
Total increase (decrease) in net assets                                                 2,350,070           (29,602,147)
Net assets at beginning of period                                                   1,560,874,601         1,590,476,748
                                                                                    -------------         -------------
Net assets at end of period                                                        $1,563,224,671        $1,560,874,601
                                                                                   ==============        ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
26   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

Balanced Portfolio

(Unaudited as to March 31, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Balanced Portfolio (the Portfolio) is a series of Growth and Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. Balanced Portfolio seeks to provide a balance of growth of capital and current income by investing primarily in a combination of common stocks and senior securities (debt obligations and preferred stocks). The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Portfolio and board of trustees if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------
27   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. As of March 31, 2004, the Portfolio has entered into outstanding when-issued securities of $18,823,246 and other forward-commitments of $1,571,479.

--------------------------------------------------------------------------------
28   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

The Portfolio also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Portfolio to "roll over" its purchase commitments, the Portfolio receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Forward sale commitments

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sales commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.53% to 0.43% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Mutual to the Lipper Balanced Funds Index. The maximum adjustment is 0.08% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the fee by $88,812 for the six months ended March 31, 2004.

--------------------------------------------------------------------------------
29   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio, and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

During the six months ended March 31, 2004, the Portfolio's custodian fees were reduced by $366 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,108,851,203 and $1,214,097,600, respectively, for the six months ended March 31, 2004. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $4,131 for the six months ended March 31, 2004.

4. INTEREST RATE FUTURES CONTRACTS

As of March 31, 2004, investments in securities included securities valued at $1,726,475 that were pledged as collateral to cover initial margin deposits on 789 open sale contracts. The notional market value of the open sale contracts as of March 31, 2004 was $90,961,469 with a net unrealized loss of $1,025,045. See "Summary of significant accounting policies" and "Notes to investments in securities."

5. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                           Six months ended March 31, 2004
                                            Puts                    Calls
                                    Contracts   Premiums   Contracts   Premiums
Balance Sept. 30, 2003                 57      $ 52,319        57    $ 109,319
Exercised                              --            --       (57)    (109,319)
Expired                               (57)      (52,319)       --           --
                                     ----      --------       ---    ---------
Balance March 31, 2004                 --      $     --        --    $      --
                                     ----      --------       ---    ---------

See "Summary of significant accounting policies."

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30   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

6. LENDING OF PORTFOLIO SECURITIES

As of March 31, 2004, securities valued at $6,001,908 were on loan to brokers. For collateral, the Portfolio received $6,230,500 in cash. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $19,487 for the six months ended March 31, 2004. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

7. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Sept. 30,                                           2004(e)      2003       2002       2001       2000
Ratio of expenses to average daily net assets(a)                         .53%(c)      .49%       .44%       .42%       .46%
Ratio of net investment income (loss) to average daily net assets       2.43%(c)     2.55%      2.68%      2.41%      2.92%
Portfolio turnover rate (excluding short-term securities)                 73%         130%       267%       226%       180%
Total return(b)                                                        10.95%(d)    17.37%    (12.63%)   (26.67%)     4.13%

Notes to financial highlights

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

(c)  Adjusted to an annual basis.

(d)  Not annualized.

(e)  Six months ended March 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
31   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Mutual

March 31, 2004 (Unaudited)
Assets
Investment in Portfolio (Note 1)                                                                     $1,563,142,762
Capital shares receivable                                                                                   128,586
                                                                                                            -------
Total assets                                                                                          1,563,271,348
                                                                                                      -------------
Liabilities
Capital shares payable                                                                                       39,680
Accrued distribution fee                                                                                     11,900
Accrued service fee                                                                                             729
Accrued transfer agency fee                                                                                   6,345
Accrued administrative services fee                                                                           1,631
Other accrued expenses                                                                                       83,284
                                                                                                             ------
Total liabilities                                                                                           143,569
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                   $1,563,127,779
                                                                                                     ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    1,685,064
Additional paid-in capital                                                                            2,372,948,658
Undistributed net investment income                                                                       1,323,116
Accumulated net realized gain (loss) (Note 5)                                                          (938,977,061)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   126,148,002
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                             $1,563,127,779
                                                                                                     ==============
Net assets applicable to outstanding shares:                Class A                                  $1,147,784,225
                                                            Class B                                  $  145,367,356
                                                            Class C                                  $    3,000,380
                                                            Class Y                                  $  266,975,818
Net asset value per share of outstanding capital stock:     Class A shares          123,647,104      $         9.28
                                                            Class B shares           15,769,264      $         9.22
                                                            Class C shares              325,419      $         9.22
                                                            Class Y shares           28,764,582      $         9.28
                                                                                     ----------      --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
32   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Statement of operations
AXP Mutual

Six months ended March 31, 2004 (Unaudited)
Investment income
Income:
Dividends                                                                                              $ 11,246,979
Interest                                                                                                 12,221,725
Fee income from securities lending                                                                           19,487
   Less foreign taxes withheld                                                                              (44,295)
                                                                                                            -------
Total income                                                                                             23,443,896
                                                                                                         ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                         4,170,406
Distribution fee
   Class A                                                                                                1,446,448
   Class B                                                                                                  726,780
   Class C                                                                                                   13,434
Transfer agency fee                                                                                       1,211,525
Incremental transfer agency fee
   Class A                                                                                                   82,112
   Class B                                                                                                   26,855
   Class C                                                                                                      527
Service fee -- Class Y                                                                                      139,340
Administrative services fees and expenses                                                                   308,759
Compensation of board members                                                                                 5,150
Printing and postage                                                                                        124,744
Registration fees                                                                                            54,282
Audit fees                                                                                                    5,625
Other                                                                                                        12,700
                                                                                                             ------
Total expenses                                                                                            8,328,687
   Earnings credits on cash balances (Note 2)                                                                (9,333)
                                                                                                             ------
Total net expenses                                                                                        8,319,354
                                                                                                          ---------
Investment income (loss) -- net                                                                          15,124,542
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                 39,746,006
   Foreign currency transactions                                                                            (21,487)
   Futures contracts                                                                                     (4,412,078)
   Options contracts written                                                                                161,638
                                                                                                            -------
Net realized gain (loss) on investments                                                                  35,474,079
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   110,435,710
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                   145,909,789
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $161,034,331
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
33   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Statements of changes in net assets
AXP Mutual
                                                                                     March 31, 2004     Sept. 30, 2003
                                                                                    Six months ended      Year ended
                                                                                       (Unaudited)
Operations and distributions
Investment income (loss) - net                                                      $   15,124,542       $   31,545,820
Net realized gain (loss) on investments                                                 35,474,079          (86,059,860)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                  110,435,710          296,069,151
                                                                                       -----------          -----------
Net increase (decrease) in net assets resulting from operations                        161,034,331          241,555,111
                                                                                       -----------          -----------
Distributions to shareholders from:
   Net investment income
   Class A                                                                             (11,398,155)         (22,804,278)
   Class B                                                                                (881,738)          (1,917,449)
   Class C                                                                                 (17,523)             (21,692)
   Class Y                                                                              (2,966,671)          (6,767,675)
                                                                                        ----------           ----------
Total distributions                                                                    (15,264,087)         (31,511,094)
                                                                                       -----------          -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                              20,542,299           56,500,339
   Class B shares                                                                       11,011,645           19,617,389
   Class C shares                                                                          764,361            1,309,114
   Class Y shares                                                                       16,170,332           42,071,669
Reinvestment of distributions at net asset value
   Class A shares                                                                        9,830,175           19,638,641
   Class B shares                                                                          860,290            1,865,857
   Class C shares                                                                           17,037               21,132
   Class Y shares                                                                        2,966,671            6,767,675
Payments for redemptions
   Class A shares                                                                     (113,182,481)        (215,409,333)
   Class B shares (Note 2)                                                             (18,468,463)         (55,168,808)
   Class C shares (Note 2)                                                                (268,553)            (316,743)
   Class Y shares                                                                      (73,531,984)        (116,332,292)
                                                                                       -----------         ------------
Increase (decrease) in net assets from capital share transactions                     (143,288,671)        (239,435,360)
                                                                                      ------------         ------------
Total increase (decrease) in net assets                                                  2,481,573          (29,391,343)
Net assets at beginning of period                                                    1,560,646,206        1,590,037,549
                                                                                     -------------        -------------
Net assets at end of period                                                         $1,563,127,779       $1,560,646,206
                                                                                    ==============       ==============
Undistributed net investment income                                                 $    1,323,116       $    1,462,661
                                                                                    --------------       --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
34   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Notes to Financial Statements

AXP Mutual

(Unaudited as to March 31, 2004)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Investment Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Investment Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Balanced Portfolio

The Fund invests all of its assets in Balanced Portfolio (the Portfolio), a series of Growth and Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in a combination of common stocks and senior securities (debt obligations and preferred stocks).

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of March 31, 2004 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
35   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50

o  Class B $20.50

o  Class C $20.00

o  Class Y $17.50

--------------------------------------------------------------------------------
36   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $382,014 for Class A, $48,288 for Class B and $304 for Class C for the six months ended March 31, 2004.

During the six months ended March 31, 2004, the Fund's transfer agency fees were reduced by $9,333 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                       Six months ended March 31, 2004
                                              Class A      Class B     Class C        Class Y
Sold                                        2,277,690    1,228,385      85,190      1,790,392
Issued for reinvested distributions         1,084,540       95,624       1,893        327,557
Redeemed                                  (12,548,875)  (2,056,260)    (29,890)    (8,217,993)
                                          -----------   ----------     -------     ----------
Net increase (decrease)                    (9,186,645)    (732,251)     57,193     (6,100,044)
                                           ----------     --------      ------     ----------

                                                          Year ended Sept. 30, 2003

                                              Class A      Class B     Class C        Class Y
Sold                                        6,888,786    2,450,014     162,551      5,304,721
Issued for reinvested distributions         2,414,258      231,802       2,597        833,077
Redeemed                                  (27,141,778)  (6,875,246)    (39,704)   (14,838,668)
                                          -----------   ----------     -------    -----------
Net increase (decrease)                   (17,838,734)  (4,193,430)    125,444     (8,700,870)
                                          -----------   ----------     -------     ----------

--------------------------------------------------------------------------------
37   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the six months March 31, 2004.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $950,487,981 as of Sept. 30, 2003, that will expire in 2009 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluting the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                           2004(g)      2003       2002       2001       2000
Net asset value, beginning of period                                   $8.47        $7.40     $ 8.71     $12.21     $12.94
Income from investment operations:
Net investment income (loss)                                             .09          .17        .20        .21        .32
Net gains (losses) (both realized and unrealized)                        .81         1.07      (1.31)     (3.49)       .17
Total from investment operations                                         .90         1.24      (1.11)     (3.28)       .49
Less distributions:
Dividends from net investment income                                    (.09)        (.17)      (.20)      (.22)      (.31)
Distributions from realized gains                                         --           --         --         --       (.91)
Total distributions                                                     (.09)        (.17)      (.20)      (.22)     (1.22)
Net asset value, end of period                                         $9.28        $8.47     $ 7.40     $ 8.71     $12.21

Ratios/supplemental data
Net assets, end of period (in millions)                               $1,148       $1,125     $1,115     $1,597     $2,628
Ratio of expenses to average daily net assets(c)                       1.01%(d)      .99%       .93%       .87%       .88%
Ratio of net investment income (loss) to average daily net assets      1.95%(d)     2.05%      2.19%      1.96%      2.51%
Portfolio turnover rate (excluding short-term securities)                73%         130%       267%       226%       180%
Total return(e)                                                       10.66%(f)    16.80%    (13.05%)   (27.04%)     3.78%

See accompanying notes to financial highlights on page 40.

--------------------------------------------------------------------------------
38   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                           2004(g)      2003       2002       2001       2000
Net asset value, beginning of period                                   $8.41        $7.35     $ 8.65     $12.12     $12.86
Income from investment operations:
Net investment income (loss)                                             .06          .10        .14        .13        .22
Net gains (losses) (both realized and unrealized)                        .80         1.06      (1.31)     (3.46)       .16
Total from investment operations                                         .86         1.16      (1.17)     (3.33)       .38
Less distributions:
Dividends from net investment income                                    (.05)        (.10)      (.13)      (.14)      (.21)
Distributions from realized gains                                         --           --         --         --       (.91)
Total distributions                                                     (.05)        (.10)      (.13)      (.14)     (1.12)
Net asset value, end of period                                         $9.22        $8.41     $ 7.35     $ 8.65     $12.12

Ratios/supplemental data
Net assets, end of period (in millions)                                 $145         $139       $152       $235       $403
Ratio of expenses to average daily net assets(c)                       1.78%(d)     1.77%      1.71%      1.64%      1.64%
Ratio of net investment income (loss) to average daily net assets      1.18%(d)     1.28%      1.41%      1.19%      1.75%
Portfolio turnover rate (excluding short-term securities)                73%         130%       267%       226%       180%
Total return(e)                                                       10.30%(f)    15.89%    (13.72%)   (27.62%)     2.93%

Class C
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                           2004(g)      2003       2002       2001       2000(b)
Net asset value, beginning of period                                   $8.41        $7.36     $ 8.67     $12.16     $12.09
Income from investment operations:
Net investment income (loss)                                             .06          .11        .13        .14        .08
Net gains (losses) (both realized and unrealized)                        .81         1.05      (1.31)     (3.48)       .05
Total from investment operations                                         .87         1.16      (1.18)     (3.34)       .13
Less distributions:
Dividends from net investment income                                    (.06)        (.11)      (.13)      (.15)      (.06)
Net asset value, end of period                                         $9.22        $8.41     $ 7.36     $ 8.67     $12.16

Ratios/supplemental data
Net assets, end of period (in millions)                                   $3           $2         $1         $1        $--
Ratio of expenses to average daily net assets(c)                       1.78%(d)     1.79%      1.73%      1.64%      1.64%(d)
Ratio of net investment income (loss) to average daily net assets      1.19%(d)     1.21%      1.43%      1.20%      1.34%(d)
Portfolio turnover rate (excluding short-term securities)                73%         130%       267%       226%       180%
Total return(e)                                                       10.33%(f)    15.82%    (13.76%)   (27.58%)     1.05%(f)

See accompanying notes to financial highlights on page 40.

--------------------------------------------------------------------------------
39   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Sept. 30,                                           2004(g)      2003       2002       2001       2000
Net asset value, beginning of period                                   $8.46        $7.40     $ 8.71     $12.21     $12.95
Income from investment operations:
Net investment income (loss)                                             .10          .18        .21        .23        .34
Net gains (losses) (both realized and unrealized)                        .82         1.06      (1.31)     (3.49)       .16
Total from investment operations                                         .92         1.24      (1.10)     (3.26)       .50
Less distributions:
Dividends from net investment income                                    (.10)        (.18)      (.21)      (.24)      (.33)
Distributions from realized gains                                         --           --         --         --       (.91)
Total distributions                                                     (.10)        (.18)      (.21)      (.24)     (1.24)
Net asset value, end of period                                         $9.28        $8.46     $ 7.40     $ 8.71     $12.21

Ratios/supplemental data
Net assets, end of period (in millions)                                 $267         $295       $322       $530       $982
Ratio of expenses to average daily net assets(c)                        .84%(d)      .83%       .77%       .71%       .72%
Ratio of net investment income (loss) to average daily net assets      2.11%(d)     2.22%      2.33%      2.12%      2.67%
Portfolio turnover rate (excluding short-term securities)                73%         130%       267%       226%       180%
Total return(e)                                                       10.88%(f)    16.85%    (12.90%)   (26.91%)     3.87%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

(g)  Six months ended March 31, 2004 (Unaudited).

--------------------------------------------------------------------------------
40   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
41   --   AXP MUTUAL   --   2004 SEMIANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2.    Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.    Submission of matters to a vote of security holders. Not applicable.

Item 10.   Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.   Exhibits.

           (a)(1) Not applicable for semi-annual reports.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Investment Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          June 2, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          June 2, 2004



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          June 2, 2004